PARTICIPATION AGREEMENT

BY AND AMONG

AIM VARIABLE INSURANCE FUNDS, INC.,

A I M DISTRIBUTORS, INC.

HARTFORD LIFE INSURANCE COMPANY,
ON BEHALF OF ITSELF AND
ITS SEPARATE ACCOUNTS,
AND
HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.

TABLE OF CONTENTS
Description    Rage
Section 1. Available Funds                                         2
1.1    Availability.                                             2
1.2    Addition, Deletion or Modification of Funds                         2
1.3    No Sales to the General Public                                 2
Section 2. Processing Transactions                                     3
2.1    Timely Pricing and Orders                                     3
2.2    Timely Payments                                         3
2.3    Applicable Price                                        3
2.4    Dividends and Distributions                                     4
2.5    Book Entry                                            4
Section 3. Costs and Expenses                                     4
3.1    General                                             4
3.2    Parties To Cooperate                                         4
Section 4. Legal Compliance                                         5
4.1    Tax Laws                                             5
4.2    Insurance and Certain Other Laws                                7
4.3    Securities Laws                                         7
4.4    Notice of Certain Proceedings and Other Circumstances                     8
4.5    LIFE COMPANY To Provide Documents; Information About AVIF             9
4.6    AVIV or AIM To Provide Documents; Information About LIFE COMPANY        10
Section 5. Mixed and Shared Funding                                 12
5.1    General                                             12
5.2    Disinterested Directors                                     12
5.3    Monitoring for Material Irreconcilable Conflicts '                          12
SA    Conflict Remedies                                         13
5.5    Notice to LIFE COMPANY                                    14
5.6    Information Requested by Board of Directors                         14
5.7    Compliance with SEC Rules                                     15
5.8    Other Requirements                                         15
Section 6. Termination                                         15
6.1    Events of Termination                                     15
6.2    Notice Requirement for Termination                                 16
6.3    Funds To Remain Available.                                      17

Description                                                Page
6.4    Survival of Warranties and Indemnifications                          17
6.5    Continuance of Agreement for Certain Purposes                          17
Section 7. Parties To Cooperate Respecting Termination                          17
Section 8. Assignment                                         17
Section 9. Notices                                              18
Section 10. Voting Procedures                                     18
Section II. Foreign Tax Credits                                      19
Section 12. Indemnification                                          19
12.1 Of AVIF and AIM by LIFE COMPANY and UNDERWRITER                 19
12.2 Of LIFE COMPANY and UNDERWRITER by AVIF and AIM                 21
12.3 Effect of Notice                                             23
12.4 Successors                                             24
Section 13. Applicable Law                                         24
Section 14. Execution in Counterparts                                 24
Section 15. Severability                                         24
Section 16. Rights Cumulative                                     24
Section 17. Headings                                             24
Section 18. Confidentiality                                         24
Section 19. Trademarks and Fund Names                                 25
Section 20. Parties to Cooperate                                     26

PARTICIPATION AGREEMENT
    THIS AGREEMENT, made and entered into as of the 2nd day of July, 1998 ("Agreement"), by and among AIM Variable Insurance Funds, Inc., a Maryland Corporation ("AVIF"); A I M Distributors, Inc., a Delaware Corporation ("AIM"); Hartford Life Insurance Company, a Connecticut life insurance company ("LIFE COMPANY"), on behalf of itself and each of its segregated asset accounts listed in Schedule A hereto, as the parties hereto may amend from time to time (each, an "Account," and collectively, the "Accounts"); and Hartford Securities Distribution Company, Inc., an affiliate of LIFE COMPANY and the principal underwriter of the Contracts ("UNDERWRITER") (collectively, the "Parties").
WINNESSETH THAT:
    WHEREAS, AVIF is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and
    WHEREAS, AVIF currently consists of thirteen separate series ("Series"), shares ("Shares") of each of which are registered under the Securities Act of 1933, as amended (the "1933 Act") and are currently sold to one or more separate accounts of life insurance companies to fund benefits under variable annuity contracts and variable life insurance contracts; and
    WHEREAS, AVIF will make Shares of each Series listed on Schedule A hereto as the Parties hereto may amend from time to time (each a "Fund"; reference herein to "AVIF" includes reference to each Fund, to the extent the context requires) available for purchase by the Accounts; and
    WHEREAS, AIM is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 (the "1934 Act") and a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"); and
    WHEREAS, AIM currently serves as the distributor for the Shares; and
    WHEREAS, LIFE COMPANY will be the issuer of certain variable annuity contracts and variable life insurance contracts ("Contracts") as set forth on Schedule A hereto, as the Parties hereto may amend from time to time, which Contracts (hereinafter collectively, the "Contracts"), if required by applicable law, will be registered under the 1933 Act; and
    WHEREAS, LIFE COMPANY will fund the Contracts through the Accounts, each of which may be divided into two or more subaccounts ("Subaccounts"; reference herein to an "Account" includes reference to each Subaccount thereof to the extent the context requires); and

    WHEREAS, LIFE COMPANY will serve as the depositor of the Accounts, each of which is registered as a unit investment trust investment company under the 1940 Act (or exempt therefrom), and the security interests deemed to be issued by the Accounts under the Contracts will be registered as securities under the 1933 Act (or exempt therefrom); and

    WHEREAS, to the extent permitted by applicable insurance laws and regulations, LIFE COMPANY intends to purchase Shares in one or more of the Funds on behalf of the Accounts to fund the Contracts; and
    WHEREAS, UNDERWRITER is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and a member in good standing of the National Association of Securities Dealers, Inc. ("NASD");
    NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the Parties hereto agree as follows:
Section 1. Available Funds
    1.1    Availability.
    AVIF will make Shares of each Fund available to LIFE COMPANY for purchase and redemption at net asset value and with no sales charges, subject to the terms and conditions of this Agreement. The Board of Directors of AVIF may refuse to sell Shares of any Fund to any person, or suspend or terminate the offering of Shares of any Fund if such action is required by law or by regulatory authorities having jurisdiction or if, in the sole discretion of the Directors acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, such action is deemed in the best interests of the shareholders of such Fund.
    1.2    Addition,Deletion or Modification of Funds.
    The Parties hereto may agree, from time to time, to add other Funds to provide additional funding media for the Contracts, or to delete, combine, or modify existing Funds, by amending Schedule A hereto. Upon such amendment to Schedule A, any applicable reference to a Fund, AVIF, or its Shares herein shall include a reference to any such additional Fund. Schedule A, as amended from time to time, is incorporated herein by reference and is a part hereof.
    1.3    No Sales to the general Public.
    AIM represents and warrants that no Shares of any Fund have been or will be sold to the general public.

Section2. Processing Transactions

    2.1    Timely Pricing and Orders.

(a)AVIF or its designated agent will use its best efforts to provide LIFE COMPANY with the net asset value per Share for each Fund by 6:00 p.m. Central Time on each Business Day. As used herein, "Business Day" shall mean any day on which (i) the New York Stock Exchange is open for regular trading, (ii) AVIF calculates the Fund's net asset value, and (iii) LIFE COMPANY is open for business.

(b)LIFE COMPANY will use the data provided by AVIF each Business Day pursuant to paragraph (a) immediately above to calculate Account unit values and to process transactions that receive that same Business Day's Account unit values; LIFE COMPANY will perform such Account processing the same Business Day, and will place corresponding orders to purchase or redeem Shares with AVIF by 9:00 a.m. Central Time the following Business Day; provided, however, that AVIF: shall provide additional time to LIFE COMPANY in the event that AVIF is unable to meet the 6:00 p.m. time stated in paragraph (a) immediately above. Such additional time shall be equal to the additional time that AVIF takes to make the net asset values available to LIFE COMPANY.
    (c)    With respect to payment of the purchase price by LIFE COMPANY and of redemption proceeds by AVIF, LIFE COMPANY and AVIF shall net purchase and redemption orders with respect to each Fund and shall transmit one net payment per Fund in accordance with Section 2.2, below.
    (d)    If AVM provides materially incorrect Share net asset value information (as determined under SEC guidelines), LIFE COMPANY shall be entitled to an adjustment to the number of Shares purchased or redeemed to reflect the correct net asset value per Share. Any material error in the calculation or reporting of net asset value per Share, dividend or capital gain information shall be reported promptly upon discovery to LIFE COMPANY.
    2.2     Timely Payments.
    LIFE COMPANY will wire payment for net purchases to a custodial account designated by AVIF by 1:00 p.m. Central Time on the same day as the order for Shares is placed, to the extent practicable. AVIF will wire payment for net redemptions to an account designated by LIFE COMPANY by 1:00 p.m. Central Time on the same day as the Order is placed, to the extent practicable, but in any event within five (5) calendar days after the date the order is placed in order to enable LIFE COMPANY to pay redemption proceeds within the time specified in Section 22(e) of the 1940 Act or such shorter period of time as may be required by law.
    2.3    Applicable Price.
    (a)    Share purchase payments and redemption orders that result from purchase payments, premium payments, surrenders and other transactions under Contracts (collectively, "Contract transactions") and that LIFE COMPANY receives prior to the close of regular trading on the New York Stock Exchange on a Business Day will be executed at the net asset values of the appropriate Funds next computed after receipt by AVIF or its designated agent of the orders. For purposes of this Section 2.3(a), LIFE COMPANY shall be the designated agent of AIM for receipt of orders relating to Contract transactions on each Business Day and receipt by such designated agent shall constitute receipt by AVIF; provided that AVIF receives notice of such orders by 9:00 a.m. Central Time on the next following Business Day or such later time as computed in accordance with Section 2.1(b) hereof.
    (b)    All other Share purchases and redemptions by LIFE COMPANY will be effected at the net asset values of the appropriate Funds next computed after receipt by AVIF or its designated agent of the order therefor, and such orders will be irrevocable.
.
    2.4    Dividends and Distributions.
    AVIF will furnish notice by wire or telephone (followed by written confirmation) on or prior to the payment date to LIFE COMPANY of any income dividends or capital gain distributions payable on the Shares of any Fund. LIFE COMPANY hereby elects to reinvest all dividends and capital gains distributions in additional Shares of the corresponding Fund at the ex-dividend date net asset values until LIFE COMPANY otherwise notifies AVIF in writing, it being agreed by the Parties that the ex-dividend date and the payment date with respect to any dividend or distribution will be the same Business Day. LIFE COMPANY reserves the right to revoke this election and to receive all such income dividends and capital gain distributions in cash.
    2.5    Book Entry.
    Issuance and transfer of AVIF Shares will be by book entry only. Stock certificates will not be issued to LIFE COMPANY. Shares ordered from AVIF will be recorded in an appropriate title for LIFE COMPANY, on behalf of its Account.

Section 3. Costs and Expenses
    3.1    General.
    Except as otherwise specifically provided in Schedule C, attached hereto and made a part hereof, each Party will bear, or arrange for others to bear, all expenses incident to its performance under this Agreement.
    3.2    Parties To Cooperate.
    Each Party agrees to cooperate with the others, as applicable, in arranging to print, mail and/or deliver, in a timely manner, combined or coordinated prospectuses or other materials of AVIF and the Accounts.

Section 4. Legal Compliance
    4.1    Tax Laws.

(a)AVIF and AIM represent and warrant that each Fund is currently qualified as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and represents and warrants that it will maintain qualification of each Fund as a RIC. AVIF will notify LIFE COMPANY immediately upon having a reasonable basis for believing that a Fund has ceased to so qualify or that it might not so qualify in the future.

(b)AVIF and AIM represent and warrant that they will comply and maintain each Fund's compliance with the diversification requirements set forth in Section 817(h) of the Code and Section 1.817-5(b) of the regulations under the Code. AVIF will notify LIFE COMPANY immediately upon having a reasonable basis for believing that a Fund has ceased to so comply or that a Fund might not so comply in the future. In the event of a breach of this Section 4.1(b) by AVIF, it will take all reasonable steps to adequately diversify the Fund so as to achieve compliance within the grace period afforded by Section 1.817-5 of the regulations under the Code.

(c)LIFE COMPANY agrees that if the Internal Revenue Service (IRS") asserts in writing in connection with any governmental audit or review of LIFE COMPANY or, to LIFE COMPANY's knowledge, of any Participant, that any Fund has failed to comply with the diversification requirements of Section 817(h) of the Code or LIFE COMPANY otherwise becomes aware of any facts that could give rise to any claim against AVIF or its affiliates as a result of such a failure or alleged failure:

(i) LIFE COMPANY shall promptly notify AVIF of such assertion or potential claim (subject to the Confidentiality provisions of Section 18 as to any Participant);

(ii) LIFE COMPANY shall consult with AVIF as to how to minimize any liability that may arise as a result of such failure or alleged failure;

(iii) LIFE COMPANY shall use its best efforts to minimize any liability of AVIF or its affiliates resulting from such failure, including, without limitation, demonstrating, pursuant to Treasury Regulations Section 1.817-5(a)(2), to the Commissioner of the IRS that such failure was inadvertent;

(iv) LIFE COMPANY shall permit AVIF, its affiliates and their legal and accounting advisors to participate in any conferences, settlement discussions or other administrative or judicial proceeding or contests (including judicial appeals thereof) with the IRS, any Participant or any other claimant regarding any claims that could give rise to liability to AVIF or its affiliates as a result of such a failure or alleged failure; provided, however, that LIFE COMPANY will retain. control of the conduct of such conferences discussions, proceedings, contests or appeals;

(v) any written materials to be submitted by LIFE COMPANY to the IRS, any Participant or any other claimant in connection with any of the foregoing proceedings or contests (including, without limitation, any such materials to be submitted to the IRS pursuant to Treasury Regulations Section 1.817-5(a)(2)), (a) shall be provided by LIFE COMPANY to AVIF (together with any supporting information or analysis); subject to the confidentiality provisions of Section 18, at least ten (10) business days or such shorter period to which the Parties hereto agree prior to the day on which such proposed materials are to be submitted, and (b) shall not be submitted by LIFE COMPANY to any such person without the express written consent of AVIF which shall not be unreasonably withheld;

(vi) LIFE COMPANY shall provide AVIF or its affiliates and their accounting and legal advisors with such cooperation as AVIF shall reasonably request (including, without limitation, by permitting AVIF and its accounting and legal advisors to review the relevant books and records of LIFE COMPANY) in order to facilitate review by AVIF or its advisors of any written submissions provided to it pursuant to the preceding clause or its assessment of the validity or amount of any claim against its arising from such a failure or alleged failure;

(vii) LIFE COMPANY shall not with respect to any claim of the IRS or any Participant that would give rise to a claim against AVIF or its affiliates (a) compromise or settle any claim, (b) accept any adjustment on audit, or (c) forego any allowable administrative or judicial appeals, without the express written consent of AVIF or its affiliates, which shall not be unreasonably withheld, provided that LIFE COMPANY shall not be required, after exhausting all administrative penalties, to appeal any adverse judicial decision unless AVIF or its affiliates shall have provided an opinion of independent counsel to the effect that a reasonable basis exists for taking such appeal; and provided further that the costs of any such appeal shall be borne equally by the Parties hereto; and

(viii) AVIF and its affiliates shall have no liability as a result of such failure or alleged failure if LIFE COMPANY fails to comply with any of the foregoing clauses (i) through (vii), and such failure could be shown to have materially contributed to the liability.

    Should AIM or any of its affiliates refuse to give its written consent to any compromise or settlement of any claim or liability hereunder, LIFE COMPANY may, in its discretion, authorize AVIF or its affiliates to act in the name of LIFE COMPANY in, and to control the conduct of, such conferences, discussions, proceedings, contests or appeals and all administrative or judicial appeals thereof, and in that event AVIF or its affiliates shall bear the fees and expenses associated with the conduct of the proceedings that it is so authorized to control; provided, that in no event shall LIFE COMPANY have any liability resulting from AVIF's refusal to accept the proposed settlement or compromise with respect to any failure caused by AVIF. As used in this Agreement, the term "affiliates" shall have the same meaning as "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

    (d)    LIFE COMPANY represents and warrants that the Contracts currently are and will be treated as annuity contracts or life insurance contracts under applicable provisions of the Code and that it will maintain such treatment; LIFE COMPANY will notify AVIF immediately upon having a reasonable basis for believing that any of the Contracts have ceased to be so treated or that they might not be so treated in the future.

    (e)    LIFE COMPANY represents and warrants that each Account is a "segregated asset account" and that interests in each Account are offered exclusively through the purchase of or transfer into a "variable contract," within the meaning of such terms under Section 817 of the Code and the regulations thereunder. LIFE COMPANY will continue to meet such definitional requirements, and it will notify AVIF immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future.
    4.2    Insurance and Certain Other Laws.
    (a)    AIM will use its best efforts to comply with any applicable state insurance laws or regulations, to the extent specifically requested in writing by LIFE COMPANY, including, the furnishing of information not otherwise available to LIFE COMPANY which is required by state insurance law to enable LIFE COMPANY to obtain the authority needed to issue the Contracts in any applicable state.

    (b)    LIFE COMPANY represents and warrants that (i) it is an insurance company duly organized, validly existing and in good standing under the laws of the State of Connecticut and has full corporate power, authority and legal right to execute, deliver and perform its duties and comply with its obligations under this Agreement, (ii) it has legally and validly established and maintains each Account as a segregated asset account under Section 38(a)-433 of the Connecticut General Statutes and the regulations thereunder, and (iii) the Contracts comply in all material respects with all other applicable federal and state laws and regulations.

    (c)    AVIF represents and warrants that it is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland and has full power, authority, and legal right to execute, deliver, and perform its duties and comply with its obligations under this Agreement.

    (d)    AIM represents and warrants that it is a Delaware Corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power, authority and right to execute, deliver and perform its .duties and comply with its obligations under this Agreement.

    4.3    Securities Laws.
    (a)    LIFE COMPANY and UNDERWRITER represent and warrant that (i) interests in each Account pursuant to the Contracts will be registered under the 1933 Act to the extent required by the 1933 Act, (ii) the Contracts will be duly authorized for issuance and sold in compliance with all applicable federal and state laws, including, without limitation, the 1933 Act, the 1934 Act, the 1940 Act and Connecticut law, (iii) each Account is and will remain registered under the 1940 Act, to the extent required by the 1940 Act, (iv) each Account does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, to the extent required, (v) each Account's 1933 Act registration statement relating to the Contracts, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder, (vi) LIFE COMPANY will amend the registration statement for its Contracts under the 1933 Act and for its Accounts under the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts or as may otherwise be required by applicable law, and (vii) each Account Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

    (b)    AVIF and AIM represent and warrant that (i) Shares sold pursuant to this Agreement will be registered under the 1933 Act to the extent required by the 1933 Act and duly authorized for issuance and sold in compliance with Maryland law, (ii) AVIF is and will remain registered under the 1940 Act to the extent required by the 1940 Act, (iii) AVIF will amend the registration statement for its Shares under the 1933 Act and itself under the 1940 Act from time to time as required in order to effect the continuous offering of its Shares, (iv) AVIF does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, (v) AIM's 1933 Act registration statement, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and rules thereunder, and (vi) AVIF's Prospectus will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

    (c)    AVM will at its expense register and qualify its Shares for sale in accordance with the laws of any state or other jurisdiction if and to the extent reasonably deemed advisable by AVIF.

    (d)    AVIF currently does not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or otherwise, although it reserves the right to make such payments in the future. To the extent that it decides to finance distribution expenses pursuant to Rule 12b-1, AVIF undertakes to have its Board of Directors, a majority of whom are not "interested" persons of the Fund, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.
    (e)    AIM represents and warrants that all of its trustees, officers, employees, investment advisers, and other individuals/entities having access to the funds and/or securities of the Fund are and continue to be at all times covered by a blanket fidelity bond or similar coverage for the benefit of the Fund in an amount not less than the minimal coverage as required currently by Rule 17g-(1) of the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bond includes coverage for larceny and embezzlement and is issued by a reputable bonding company.
    4.4    Notice of Certain Proceedings and Other Circumstances.
    (a)    AVIF will immediately notify LIFE COMPANY of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to AVIF's registration statement under the 1933 Act or AVIF Prospectus, (ii) any request by the SEC for any amendment to such registration statement or AVIF Prospectus that may affect the offering of Shares of

AVIF, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of AVIF's Shares, or (iv) any other action or circumstances that may prevent the lawful offer or sale of Shares of any Fund in any state or jurisdiction, including, without limitation, any circumstances in which (a) such Shares are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law, or (b) such law precludes the use of such Shares as an underlying investment medium of the Contracts issued or to be issued by LIFE COMPANY. AVIF will make every reasonable effort to prevent the issuance, with respect to any Fund, of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

    (b)    LIFE COMPANY will immediately notify AVIF of (i) the issuance by any court or regulatory body of any stop order, cease and desist order, or other similar order with respect to each Account's registration statement under the 1933 Act relating to the Contracts or each Account Prospectus, (ii) any request by the SEC for any amendment to such registration statement or Account Prospectus that may affect the offering of Shares of AVIF, (iii) the initiation of any proceedings for that purpose or for any other purpose relating to the registration or offering of each Account's interests pursuant to the Contracts, or (iv) any other action or circumstances that may prevent the lawful offer or sale of said interests in any state or jurisdiction, including, without limitation, any circumstances in which said interests are not registered and, in all material respects, issued and sold in accordance with applicable state and federal law. LIFE COMPANY will make every reasonable effort to prevent the issuance of any such stop order, cease and desist order or similar order and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.
    4.5    LIFE COMPANY To Provide Documents; Information About AVM.
    (a)    LIFE COMPANY will provide to AVIF or its designated agent at least one (1) complete copy of all SEC registration statements, Account Prospectuses, reports, any preliminary and final voting instruction solicitation material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to each Account or the Contracts, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

    (b)    LIFE COMPANY will provide to AVIF or its designated agent at least one (1) complete copy of each piece of sales literature or other promotional material in which AIM or any of its affiliates is named, at least five (5) Business Days prior to its use (first use for "standardized material" as defined hereafter, unless more frequent review is specifically requested by AVIF or its designated agent or unless such material is amended in any respect other than to provide updated performance figures or dates) or such shorter period as the Parties hereto may, from time to time, agree upon. For purposes of this paragraph, "standardized material" shall include material that is identical in format and content to material that.AVIF or its designated agent has reviewed and approved pursuant to this paragraph with the exception of updated dates and performance figures. LIFE COMPANY agrees to bear all responsibility and liability for any error in any standardized material (e.g., transposition of numbers) to the extent any information contained therein does not conform to the information provided to LIFE COMPANY by AIM or the Fund. No such material (including the initial approval of standardized material) shall be used if AVIF or its designated agent reasonably objects to such use within five (5) Business Days after receipt of such material or such shorter period as the Parties hereto may, from time to time, agree upon. AVIF hereby designates AIM as the entity to receive such sales literature, until such time as AVIF appoints another designated agent by giving notice to LIFE COMPANY in the manner required by Section 9 hereof.

    (c)    Neither LIFE COMPANY nor any of its affiliates, will give any information or make any representations or statements on behalf of or concerning AVIF or its affiliates in connection with the sale of the Contracts other than (i) the information or representations contained in the registration statement, including the AVIF Prospectus contained therein, relating to Shares, as such registration statement and AVIF Prospectus may be amended from time to time; or (ii)- in reports or proxy materials for AVIF; or (iii) in published reports for AVIF that are in the public domain and approved by AVIF for distribution; or (iv) in sales literature or other promotional material approved by AVIF, except with the express written permission of AVIF.
    (d)    LIFE COMPANY shall adopt and implement procedures reasonably designed to ensure that information concerning AVIF and its affiliates that is intended for use only by brokers or agents selling the Contracts (i.e., information that is not intended for distribution to Participants) ("broker only materials") is so used, and neither AVIF nor any of its affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

    (e)    For the purposes of this Section 4.5, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (e.g., on-line networks such as the Internet or other electronic messages), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.
    4.6    AVIF or AIM To Provide Documents; Information About COMPANY.

    (a)    AVIF will provide to LIFE COMPANY at least one (1) complete copy or all SEC registration statements, AVIF Prospectuses, reports, any preliminary and final proxy material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to AVIF or the Shares of a Fund, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

    (b)    AVIF will provide to LIFE COMPANY camera ready copy of all AIM Prospectuses and printed copies, in an amount specified by LIFE COMPANY, of AVIF Prospectuses (to the extent that AIM is responsible for printing and LIFE COMPANY has not requested camera ready copy), statements of additional information, proxy materials, periodic reports to shareholders and other materials required by law to be sent to Participants who have allocated any Contract value to a Fund. AVIF will provide such copies to LIFE COMPANY in a timely manner so as to enable LIFE COMPANY, as the case may be, to print and distribute such materials within the time required by law to be furnished to Participants.

    (c)    AVIF will provide to LIFE COMPANY or its designated agent at least one (1) complete copy of each piece of sales literature or other promotional material in which LIFE COMPANY, or any of its respective affiliates is named, or that refers to the Contracts, at least five (5) Business Days prior to its use or such shorter period as the Parties hereto may, from time to time, agree upon. No such material shall be used if LIFE COMPANY or its designated agent objects to such use within five (5) Business Days after receipt of such material or such shorter period as the Parties hereto may, from time to time, agree upon. LIFE COMPANY shall receive all such sales literature until such time as it appoints a designated agent by giving notice to AVIF in the manner required by Section 9 hereof.

    (d)    None of AVIF, AIM, or any of their affiliates will give any information or make any representations or statements on behalf of or concerning LIFE COMPANY, each Account, or the Contracts other than (1) the information or representations contained in the registration statement, including each Account Prospectus contained therein, relating to the Contracts, as such registration statement and Account Prospectus may be amended from time to time; or (ii) in published reports for the Account or the Contracts that are in the public domain and approved by LIFE COMPANY for distribution; or (iii) in sales literature or other promotional material approved by LIFE COMPANY or its affiliates, except with the express written permission of LIFE COMPANY.

    (e)    AIM shall adopt and implement procedures reasonably designed to ensure that information concerning LIFE COMPANY, and its respective affiliates that is intended for use only by brokers or agents selling the Contracts (i.e., information that is not intended for distribution to Participants) ("broker only materials") is so used, and neither LIFE COMPANY, nor any of its respective affiliates shall be liable for any losses, damages or expenses relating to the improper use of such broker only materials.

    (f)    For purposes of this Section 4.6, the phrase "sales literature or other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media, (e.g., on-line networks such as the Internet or other electronic messages), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, Circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports, and proxy materials and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

Section 5. Mixed and Shared Funding
    5.1    General
    The SEC has granted an order to AVIF exempting it from certain provisions of the 1940 Act and rules thereunder so that AVIF may be available for investment by certain other entities, including, without limitation, separate accounts funding variable annuity contracts or variable life insurance contracts, separate accounts of insurance companies unaffiliated with LIFE COMPANY, and trustees of qualified pension and retirement plans (collectively, "Mixed and Shared Funding"). The Parties recognize that the SEC has imposed terms and conditions for such orders that are substantially identical to many of the provisions of this Section 5. Sections 5.2 through 5.8 below shall apply pursuant to such an exemptive order granted to AVIF. AVIF hereby notifies LIFE COMPANY that, in the event that AVIF implements Mixed and Shared Funding, it may be appropriate to include in the prospectus pursuant to which a Contract is offered disclosure regarding the potential risks of Mixed and Shared Funding.
    5.2    Disinterested Directors.
    AVIF agrees that its Board of Directors shall at all times consist of directors a majority of whom (the "Disinterested Directors") are not interested persons of AVIF within the meaning of Section 2(a)(19)

of the 1940 Act and the rules thereunder and as modified by any applicable orders of the SEC, except that if this condition is not met by reason of the death, disqualification, or bona fide resignation of any director, then the operation of this condition shall be suspended (a) for a period of forty-five (45) days if the vacancy or vacancies may be filled by the Board;(b) for a period of sixty (60) days if a vote of shareholders is required to fill the vacancy or vacancies; or (c) for such longer period as the SEC may prescribe by order upon application.
    5.3    Monitoring for Material Irreconcilable Conflicts.
    AVIF agrees that its Board of Directors will monitor for the existence of any material irreconcilable conflict between the interests of the Participants in all separate accounts of life insurance companies utilizing AVIF ("Participating Insurance Companies"), including each Account, and participants in all qualified retirement and pension plans investing in AVIF ("Participating Plans"). LIFE COMPANY agrees to inform the Board of Directors of AVIF of the existence of or any potential for any such material irreconcilable conflict of which it is aware. The concept of a "material irreconcilable conflict" is not defined by the 1940 Act or the rules thereunder, but the Parties recognize that such a conflict may arise for a variety of reasons, including, without limitation:

(a)an action by any state insurance or other regulatory authority;
(b)a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax or securities regulatory authorities;
(c)an administrative or judicial decision in any relevant proceeding;
(d)the manner in which the investments of any Fund are being managed;
(e)a difference in voting instructions given by variable annuity contract and variable life insurance contract Participants or by Participants of different Participating Insurance Companies;
(f)a decision by a Participating Insurance Company to disregard the voting instructions of Participants; or
(g)a decision by a Participating Plan to disregard the voting instructions of Plan participants.
    Consistent with the SEC's requirements in connection with exemptive orders of the type referred to in Section 5.1 hereof, LIFE COMPANY will assist the Board of Directors in carrying out its responsibilities by providing the Board of Directors with all information reasonably necessary for the Board of Directors to consider any issue raised, including information as to a decision by LIFE COMPANY to disregard voting instructions of Participants. LIFE COMPANY's responsibilities in connection with the foregoing shall be carried out with a view only to the interests of Participants.
    5.4    Conflict Remedies.
    (a)    It is agreed that if it is determined by a majority of the members of the Board of Directors or a majority of the Disinterested Directors that a material irreconcilable conflict exists, LIFE COMPANY will, if it is a Participating Insurance Company for which a material irreconcilable conflict is relevant, at its own expense and to the extent reasonably practicable (as determined by a majority of the Disinterested Directors), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, which steps may include, but are not limited to:

(i)withdrawing the assets allocable to some or all of the Accounts from AVIF or any Fund and reinvesting such assets in a different investment medium, including another Fund of

AVIF, or submitting the question whether such segregation should be implemented to a vote of all affected Participants and, as appropriate, segregating the assets of any particular group (e.g., annuity Participants, life insurance Participants or all Participants) that votes in favor of such segregation, or offering to the affected Participants the option of making such a change; and

(ii)establishing a new registered investment company of the type defined as a "management company" in Section 4(3) of the 1940 Act or a new separate account that is operated as a management company.
    (b)    If the material irreconcilable conflict arises because of LIFE COMPANY's decision to disregard Participant voting instructions and that decision represents a minority position or would preclude a majority vote, LIFE COMPANY may be required, at AVIF's election, to withdraw each Account's investment in AIM or any Fund. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal must take place within six (6) months after AVIF gives notice to LIFE COMPANY that this provision is being implemented, and until such withdrawal AVIF shall continue to accept and implement orders by LIFE COMPANY for the purchase and redemption of Shares of AVIF.

    (c)    If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to LIFE COMPANY conflicts with the majority of other state regulators, then LIFE COMPANY will withdraw each Account's investment in AVIF within six (6) months after AVIF's Board of Directors informs LIFE COMPANY that it has determined that such decision has created a material irreconcilable conflict, and until such withdrawal AVIF shall continue to accept and implement orders by LIFE COMPANY for the purchase and redemption of Shares of AVIF. No charge or penalty will be imposed as a result of such withdrawal.

    (d)    LIFE COMPANY agrees that any remedial action taken by it in resolving any material irreconcilable conflict will be carried out at its expense and with a view only to the interests of Participants.

    (e)    For purposes hereof, a majority of the Disinterested Directors will determine whether or not any proposed action adequately remedies any material irreconcilable conflict. In no event, however, will AVIF or any of its affiliates be required to establish a new funding medium for any Contracts. LIFE COMPANY will not be required by the terms hereof to establish a new funding medium for any Contracts if an offer to do so has been declined by vote of a majority of Participants materially adversely affected by the material irreconcilable conflict.
    5.5    Notice to LIFE COMPANY.
    AVIF will promptly make known in writing to LIFE COMPANY the Board of Directors' determination of the existence of a material irreconcilable conflict, a description of the facts that give rise to such conflict and the implications of such conflict.
    5.6    Information Requeste0y Board of Directors.
    LIFE COMPANY and AVIF (or its investment adviser) will at least annually submit to the Board of Directors of AVIF such reports, materials or data as the Board of Directors may reasonably request so that the Board of Directors may fully carry out the obligations imposed upon it by the provisions hereof or any exemptive order granted by the SEC to permit Mixed and Shared Funding, and said reports, materials and data will be submitted at any reasonable time deemed appropriate by the Board of Directors. All reports received by the Board of Directors of potential or existing conflicts, and all Board of Directors actions with regard to determining the existence of a conflict, notifying Participating Insurance Companies and Participating Plans of a conflict, and determining whether any proposed action adequately remedies a conflict, will be properly recorded in the minutes of the Board of Directors or other appropriate.records, and such minutes or other records will be made available to the SEC upon request.

    5.7    Compliance with SEC_Rules.
    If, at any time during which AVIF is serving as an investment medium for variable life insurance Contracts, 1940 Act Rules 6e-3(T) or, if applicable, 6e-2 are amended or Rule 6e-3 is adopted to provide exemptive relief with respect to Mixed and Shared Funding, AVIF agrees that it will comply with the terms and conditions thereof and that the terms of this Section 5 shall be deemed modified if and only to the extent required in order also to comply with the terms and conditions of such exemptive relief that is afforded by any of said rules that are applicable.
    5.8 Other Requirements.
    AVIF will require that each Participating Insurance Company and Participating Plan enter into an agreement with AVIF that contains in substance. the same provisions as are set forth in Sections 4.1(b), 4.1(d), 4.3(a), 4.4(b), 4.5(a), 5, and 10 of this Agreement.
Section 6. Termination
    6.1    Events of Termination.
Subject to Section 6.4 below, this Agreement will terminate as to a Fund:

    (a)    at the option of any party, with or without cause with respect to the Fund, upon six (6) months advance written notice to the other parties, or, if later, upon receipt of any required exemptive relief from the SEC, unless otherwise agreed to in writing by the parties; or

    (b)    at the option of AVIF upon institution of formal proceedings against LIFE COMPANY or its affiliates by the NASD, the SEC, any state insurance regulator or any other regulatory body regarding LIFE COMPANY's obligations under this Agreement or related to the sale of the Contracts, the operation of each Account, or the purchase of Shares, if, in each case, AVIF reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on the Fund with respect to which the Agreement is to be terminated; or

    (c)    at the option of LIFE COMPANY upon institution of formal proceedings against AVIF, its principal underwriter, or its investment adviser by the NASD, the SEC, or any state insurance regulator or any other regulatory body regarding AVIF's obligations under this Agreement or related to the operation or management of AVIF or the purchase of AVIF Shares, if, in each case, LIFE COMPANY reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on LIFE COMPANY, or the Subaccount corresponding to the Fund with respect to which the Agreement is to be terminated; or

    (d)    at the option of any Party in the event that (i) the Fund's Shares are not registered and, in all material respects, issued and sold in accordance with any applicable federal or state law, or (ii) such law precludes the use of such Shares as an underlying investment medium of the Contracts issued or to be issued by LIFE COMPANY; or

    (e)    upon termination of the corresponding Subaccount investment in the Fund pursuant to Section 5 hereof; or

    (f)    at the option of LIFE COMPANY if the Fund ceases to qualify as a RIC under Subchapter M of the Code or under successor or Similar provisions, or if LIFE COMPANY reasonably believes that the Fund may fail to so qualify; or
    (g)    at the option of LIFE COMPANY if the Fund fails to comply with Section 817(h) of the Code or with successor or similar provisions, or if LIFE COMPANY reasonably believes that the Fund may fail to so comply; or
    (h)    at the option of AVIF if the Contracts issued by LIFE COMPANY cease to qualify as annuity contracts or life insurance contracts under the Code (other than by reason of the Fund's noncompliance with Section 817(h) or Subchapter M of the Code) or if interests in an Account under the Contracts are not registered, where required, and, in all material respects, are not issued or sold in accordance with any applicable federal or state law; or
    (i)    upon another Party's material breach of any provision of this Agreement; or
    (k)    at the option of the LIFE COMPANY in the event A I M Advisors, Inc. terminates the Administrative Services Agreement between A I M Advisors, Inc. and the LIFE COMPANY, for any reason.
    6.2    Notice Requirement for Termination.
    No termination of this Agreement will be effective unless and until the Party terminating this Agreement gives prior written notice to the other Party to this Agreement of its intent to terminate, and such notice shall set forth the basis for such termination. Furthermore:

    (a)    in the event that any termination is based upon the provisions of Sections 6.1(a) or 6.1(e) hereof, such prior written notice shall be given at least six (6) months in advance of the effective date of termination unless a shorter time is agreed to by the Parties hereto;

    (b)    in the event that any termination is based upon the provisions of Sections 6.1(b) or 6.1(c) hereof, such prior written notice shall be given at least ninety (90) days in advance of the effective date of termination unless a shorter time is agreed to by the Parties hereto; and

    (c)    in the event that any termination is based upon the provisions of Sections 6.1(d), 6.1(f), 6.1(g), 6.1(h) or 6.1(i) hereof, such prior written notice shall be given as soon as possible within twenty-four (24) hours after the terminating Party learns of the event causing termination to be required.

    6.3    Funds To Remain Available.

    Notwithstanding any termination of this Agreement, AVIF will, at the option of LIFE COMPANY, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts will be permitted to reallocate investments in the Fund (as in effect on such date), redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 6.3 will not apply to any terminations under Section 5 and. the effect of such terminations will be governed by Section 5 of this Agreement.
    6.4    Survivaljf Warranties and Indemnifications.
    All warranties and indemnifications will survive the termination of this Agreement.
    6.5    Continuance of Agreement for Certain Purposes.
    If any Party terminates this Agreement with respect to any Fund pursuant to Sections 6.1(b), 6.1(c), 6.1(d), 6.1(f), 6.1(g), 6.1(h) or 6.1(i) hereof, this Agreement shall nevertheless continue in effect as to any Shares of that Fund that are outstanding as of the date of such termination (the "Initial Termination Date"). This continuation shall extend to the earlier of the date as of which an Account owns no Shares of the affected Fund or a date (the "Final Termination Date") six (6) months following the Initial Termination Date, except that LIFE COMPANY may, by written notice shorten said six (6) month period in the case of a termination pursuant to Sections 6.1(d), 6.1(1), 6.1(g), 6.1(h) or 6.1(i).

Section 7. Parties To Cooperate Respecting Termination
    The Parties hereto agree to cooperate and give reasonable assistance to one another in taking all necessary and appropriate steps for the purpose of ensuring that an Account owns no Shares of a Fund after the Final Termination Date with respect thereto, or, in the case of a termination pursuant to Section 6.1(a), the termination date specified in the notice of termination. Such steps may include combining the affected Account with another Account, substituting other mutual fund shares for those of the affected Fund, or otherwise terminating participation by the Contracts in such Fund.

Section 8. Assignment
    This Agreement may not be assigned by any Party, except with the written consent of each other Party.

Section 9. Notices
    Notices and communications required or permitted by Section 9 hereof will be given by means mutually acceptable to the Parties concerned. Each other notice or communication required or permitted by this Agreement will be given to the following persons at the following addresses and facsimile numbers, or such other persons, addresses or facsimile numbers as the Party receiving such notices or communications may subsequently direct in writing:
AIM Variable Insurance Funds, Inc.
AIM Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, Texas 77046
Facsimile: (713) 993-9185

Attn: Nancy L. Martin, Esq.
Hartford Life Insurance Company
Hartford Securities Distribution Company, Inc.
200 Hopmeadow Street
Simsbury Ct. 06089
Facsimile: (860) 843-8665
Attn: Thomas Marra, Executive Vice President
Lynda Godkin, General Counsel
George Jay
Section10. Voting Procedures
    Subject to the cost allocation procedures set forth in Section 3 hereof, LIFE COMPANY will distribute all proxy material furnished by AVIF to Participants to whom pass-through voting privileges are required to be extended and will solicit voting instructions from Participants. LIFE COMPANY will vote Shares in accordance with timely instructions received from Participants. LIFE COMPANY will vote Shares that are (a) not attributable to Participants to whom pass-through voting privileges are extended, or (b) attributable to Participants, but for which no timely instructions have been received, in the same proportion as Shares for which said instructions have been received from Participants, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass through voting privileges for Participants. Neither LIFE COMPANY nor any of its affiliates will in any way recommend action in connection with or oppose or interfere with the solicitation of proxies for the Shares held for such Participants. LIFE COMPANY reserves the right to vote shares held in any Account in its own right, to the extent permitted by law. LIFE COMPANY shall be responsible for assuring that each of its Accounts holding Shares calculates voting privileges in a manner consistent with that of other Participating Insurance Companies or in the manner required by the Mixed and Shared Funding exemptive order obtained by AVIF. AVIF will notify LIFE COMPANY of any changes of interpretations or amendments to Mixed and Shared Funding exemptive order it has obtained. AVIV will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular, AVIF either will provide for annual meetings (except insofar as the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or will comply with Section 16(c) of the 1940 Act (although AVIF is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, AVIF will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors and with whatever rules the SEC may promulgate with respect thereto.

Section 11. Foreign Tax Credits
    AVIF agrees to consult in advance with LIFE COMPANY concerning any decision to elect or not to elect pursuant to Section 853 of the Code to pass through the benefit of any foreign tax credits to its shareholders.

Section 12. Indemnification
    12.1 Of AV1F and AIM by LIFE COMPANY and UNDERWRITER.

    (a)    Except to the extent provided in Sections 12.1(b) and 12.1(c), below, LIFE COMPANY and UNDERWRITER agree to indemnify and hold harmless AVIF, AIM, their affiliates, and each person, if any, who controls AVIF, AIM or their affiliates within the meaning of Section 15 of the 1933 Act and each of their respective directors and officers, (collectively, the "Indemnified Parties" for purposes of this Section 12.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of LIFE COMPANY and UNDERWRITER) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise; provided, the Account owns shares of the Fund and insofar as such losses, claims, damages, liabilities or actions:
(i)    arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Account's 1933 Act registration statement, any Account Prospectus, the Contracts, or sales literature or advertising for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY or UNDERWRITER by or on behalf of AVIF for use in any Account's 1933 Act registration statement, any Account Prospectus, the Contracts, or sales literature or advertising or otherwise for use in connection with the sale of Contracts or Shares (or any amendment or supplement to any of the foregoing); or
(ii)    arise out of or as a result of any other statements or representations (other than statements or representations contained in AVIF 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of LIFE COMPANY, UNDERWRITER or their respective affiliates and on which such persons have reasonably relied) or the negligent, illegal or fraudulent conduct of LIFE COMPANY, UNDERWRITER or their respective affiliates or persons under their control (including, without limitation, their employees and "Associated Persons," as that term is defined in paragraph (m) of Article I of the NASD's By-Laws), in connection with the sale or distribution of the Contracts or Shares; or
(iii)    arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in AVIF 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to AVIF, AIM or their affiliates by or on behalf of LIFE COMPANY, UNDERWRITER or their respective affiliates for use in AVIF's 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing; or
(iv)    arise as a result of any failure by LIFE COMPANY or UNDERWRITER to perform the obligations, provide the services and furnish the materials required of them under the terms of this Agreement, or any material breach of any representation and/or warranty made by

LIFE COMPANY or UNDERWRITER in this Agreement or arise out of or result from any other material breach of this Agreement by LIFE COMPANY or UNDERWRITER; or
(v)    arise as a result of failure by the Contracts issued by LIFE COMPANY to qualify as annuity contracts or life insurance contracts under the Code, otherwise than by reason of any Fund's failure to comply with Subchapter M or Section 817(h) of the Code.
    (b)    Neither LIFE COMPANY nor UNDERWRITER shall be liable under this Section 12.1 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of that Indemnified Party's reckless disregard of obligations or duties (1) under this Agreement, or (ii) to AVIF or AIM.
    (c)    Neither LIFE COMPANY nor UNDERWRITER shall be liable under this Section 12.1 with respect to any action against an Indemnified Party unless AVIF or AIM shall have notified LIFE COMPANY and 'UNDERWRITER in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify LIFE COMPANY and UNDERWRITER of any such action shall not relieve LIFE COMPANY and UNDERWRITER from any liability which they may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 12.1. Except as otherwise provided herein, in case any such action is brought against an Indemnified Party, LIFE COMPANY and UNDERWRITER shall be entitled to participate, at their own expense, in the defense of such action and also shall be entitled to assume the defense thereof, with counsel approved by the Indemnified Party named in the action, which"approval shall not be unreasonably withheld. After notice from LIFE COMPANY or UNDERWRITER to such Indemnified Party of LIFE COMPANY's or UNDERWRITER's election to assume the defense thereof, the Indemnified Party will cooperate fully with LIFE COMPANY and UNDERWRITER and shall bear the fees and expenses of any additional counsel retained by it, and neither LIFE COMPANY nor UNDERWRITER will be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.
    12.2 Of LIFE COMPANY and UNDERWRITER by AVIF and AIM.
    (a)    Except to the extent provided in Sections 12.2(c), 12.2(d) and 12.2(e), below, AVIF and AIM agree to indemnify and hold harmless LIFE COMPANY, UNDERWRITER, their respective affiliates, and each person, if any, who controls LIFE COMPANY, UNDERWRITER or their respective affiliates within the meaning of Section 15 of the 1933 Act and each of their respective directors and officers, (collectively, the "Indemnified Parties" for purposes of this Section 12.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of AVIF and/or AIM) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law, or otherwise; provided, the Account owns shares of the Fund and insofar as such losses, claims, damages, liabilities or actions:
(i)    arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in AVIFs 1933 Act registration statement, AVIF Prospectus or sales literature or advertising of AVIF (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to AVIF or its affiliates by or on behalf of LIFE COMPANY, UNDERWRITER or their respective affiliates for use in AVIF's 1933 Act registration statement, AVIF Prospectus, or in sales literature or advertising or otherwise for use in connection with the sale of Contracts or Shares (or any amendment or supplement to any of the foregoing); or
(ii)    arise out of or as a result of any other statements or representations (other than statements or representations contained in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising for the Contracts, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of AVIF, AIM or their affiliates and on which such persons have reasonably relied) or the negligent, illegal or fraudulent conduct of AVIF, AIM or their affiliates or persons under its control (including, without limitation, their employees and "Associated Persons" as that term is defined in Section (n) of Article I of the NASD By-Laws), in connection with the sale or distribution of AVIF Shares; or
(iii)    arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY, UNDERWRITER or their respective affiliates by or on behalf of AVIF or AIM for use in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing; or
(iv)    arise as a result of any failure by AVIF to perform the obligations, provide the services and furnish the materials required of it under the terms of this Agreement, or any material breach of any representation and/or warranty made by AVIF in this Agreement or arise out of or result from any other material breach of this Agreement by AIM.
    (b)    Except to the extent provided in Sections 12.2(c), 12.2(d) and 122(e) hereof, AVIF and AIM agree to indemnify and hold harmless the Indemnified Parties from and against any and all losses, claims, damages, liabilities (including amounts paid in settlement thereof with, the written consent of AVIF and/or AIM) or actions in respect thereof (including, to the extent reasonable, legal and other expenses) to which the Indemnified Parties may become subject directly or indirectly under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions directly or indirectly result from or arise out of the failure of any Fund to operate as a regulated investment company in compliance with (i) Subchapter M of the Code and regulations thereunder, or (ii) Section 817(h) of the Code and regulations- thereunder, including, without limitation, any income taxes and related penalties, rescission charges, liability under state law to Participants asserting liability against LIFE COMPANY pursuant to the Contracts, the costs of any ruling and closing agreement or other settlement with the IRS, and the cost of any substitution by LIFE COMPANY of Shares of another investment company or portfolio for those of any adversely affected Fund as a funding medium for each Account that LIFE COMPANY reasonably deems necessary or appropriate as a result of the noncompliance.

    (c)    Neither AVIF nor AIM shall be liable under this Section 12.2 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance by that Indemnified Party of its duties or by reason of such Indemnified Party's reckless disregard of its obligations and duties (i) under this Agreement, or (ii) to LIFE COMPANY, UNDERWRITER, each Account or Participants.

    (d)    Neither AVIF nor AIM shall be liable under this Section 12.2 with respect to any action against an Indemnified Party unless the Indemnified Party shall have notified AVIF and/or AIM in writing within a reasonable time after the summons or other first legal process giving information of the nature of the action shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify AVIF or AIM of any such action shall not relieve AVIF or AIM from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this Section 12.2. Except as otherwise provided herein, in case any such action is brought against an Indemnified Party, AVIF and/or AIM will be entitled to participate, at its own expense, in the defense of such action and also shall be entitled to assume the defense thereof (which shall include, without limitation, the conduct of any ruling request and closing agreement or other settlement proceeding with the IRS), with counsel approved by the Indemnified Party named in the action, which approval shall not be unreasonably withheld. After notice from AVIF and/or AIM to such Indemnified Party of AVIF's or AIM's election to assume the defense thereof, the Indemnified Party will cooperate fully with AVIF and AIM and shall bear the fees and expenses of any additional counsel retained by it, and AVIF and AIM will not be liable to such Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by such Indemnified Party independently in connection with the defense thereof, other than reasonable costs of investigation.

    (e)    In no event shall AVIF or AIM be liable under the indemnification provisions contained in this Agreement to any individual or entity, including, without limitation, LIFE COMPANY, UNDERWRITER or any other Participating Insurance Company or any Participant, with respect to any losses, claims, damages, liabilities or expenses that arise out of or result from CO a breach of any representation, warranty, and/or covenant made by LIFE COMPANY or UNDERWRITER hereunder or by any Participating Insurance Company under an agreement containing substantially similar representations, warranties and covenants; (ii) the failure by LIFE COMPANY or any Participating Insurance Company to maintain its segregated asset account (which invests in any Fund) as a legally and validly established segregated asset account under applicable state law and as a duly registered unit investment trust under the provisions of the 1940 Act (unless exempt therefrom); or (iii) the failure by LIFE COMPANY or any Participating Insurance Company to maintain its variable annuity or life insurance contracts (with respect to which any Fund serves as an underlying funding vehicle) as annuity contracts or life insurance contracts under applicable provisions of the Code.
    12.3 Effect of Notice.

    Any notice given by the indemnifying Party to an Indemnified Party refereed to in Sections 12.1(c) or 12.2(d) above of participation in or control of any action by the indemnifying Party will in no event be deemed to be an admission by the indemnifying Party of liability, culpability or responsibility, and the indemnifying Party will remain free to contest liability with respect to the claim among the Parties or otherwise.

    12.4 Successors.
    A successor by law of any Party shall be entitled to the benefits of the indemnification contained in this Section 12.

Section 13. Applicable Law
    This Agreement will be construed and the provisions hereof interpreted under and in accordance with Maryland law, without regard for that state's principles of conflict of laws.

Section 14. Execution in Counterparts

    This Agreement may be executed simultaneously in two or more counterparts, each of which taken together will constitute one and the same instrument.

Section 15. Severability
    If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby.
Section 16. Rights Cumulative
    The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, that the Parties are entitled to under federal and state laws.

Section 17. Headings
The Table of Contents and headings used in this Agreement are for purposes of reference only and shall not limit or define the meaning of the provisions of this Agreement.

Section 18. Confidentiality

    AVIF acknowledges that the identities of the customers of LIFE COMPANY or any of its affiliates (collectively, the "LIFE COMPANY Protected Parties" for purposes of this Section 18), information maintained regarding those customers, and all computer programs and procedures or other information developed by the LIFE COMPANY Protected Parties or any of their employees or agents in connection with LIFE COMPANY's performance of its duties under this Agreement are the valuable property of the LIFE COMPANY Protected Parties. AVIF agrees that if it comes into possession of any list or compilation of the identities of or other information about the LIFE COMPANY Protected Parties' customers, or any other information or property of the LIFE COMPANY Protected Parties, other than such information as may be independently developed or compiled by AVIF from information supplied to it by the LIFE COMPANY Protected Parties' customers who also maintain accounts directly with AVIF, AVIF will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with LIFE COMPANY's prior written consent; or (b) as required by law or judicial process. LIFE COMPANY acknowledges that the identities of the customers of AVIF or any of its affiliates (collectively, the "AVIF Protected Parties" for purposes of this Section 18), information maintained regarding those customers, and all computer programs and procedures or other information developed by the AVIF Protected Parties or any of their employees or agents in connection with AVIF's performance of its duties under this Agreement are the valuable property of the AVIF Protected Parties. LIFE COMPANY agrees that if it comes into possession of any list or compilation of the identities of or other information about the AVIF Protected Parties' customers or any.other information or property of the AVIF Protected Parties, other than such information as may be independently developed or compiled by LIFE COMPANY from information supplied to it by the AVIF Protected Parties' customers who also maintain accounts directly with LIFE COMPANY, LIFE COMPANY will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with AVIF's prior written consent; or (b) as required by law or judicial process. Each party acknowledges that any breach of the agreements in this Section 18 would result in immediate and irreparable harm to the other parties for which there would be no adequate remedy at law and agree that in the event of such a breach, the other parties will be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction deems appropriate.

Section 19. Trademarks and Fund Names

(a)A I M Management Group Inc. ("AIM" or "licensor"), an affiliate of AVM, owns all right, title and interest in and to the name, trademark and service mark "AIM" and such other tradenames, trademarks and service marks as may be set forth on Schedule B, as amended from time to time by written notice from AIM to LIFE COMPANY (the "AIM licensed marks" or the licensor's licensed marks") and is authorized to use and to license other persons to use such marks. LIFE COMPANY and its affiliates are hereby granted a non-exclusive license to use the AIM licensed marks in connection with LIFE COMPANY's performance of the services contemplated under this Agreement, subject to the terms and conditions set forth in this Section 19.

(b)The grant of license to LIFE COMPANY and its affiliates ( the "licensee") shall terminate automatically upon termination of this Agreement. Upon automatic termination, the licensee shall cease to use the licenser's licensed marks, except that LIFE COMPANY shall have the right to continue to service any outstanding Contracts bearing any of the AIM licensed marks. Upon ATM's elective termination of this license, LIFE COMPANY and its affiliates shall immediately cease to issue any new annuity or life insurance contracts bearing any of the AIM licensed marks and shall likewise cease any activity which suggests that it has any right under any of the AIM licensed marks or that it has any association with AIM, except that LIFE COMPANY shall have the right to continue to service outstanding Contracts bearing any of the AIM licensed marks.

    (c)    The licensee shall obtain the prior written approval of the licensor for the public release by such licensee of any materials bearing the licenser's licensed marks. The licenser's approvals shall not be unreasonably withheld.

    (d)    During the term of this grant of license, a licensor may request that a licensee submit samples of any materials bearing any of the licensor's licensed marks which were previously approved by the licensor but, due to changed circumstances, the licensor may wish to reconsider. If, on reconsideration, or on initial review, respectively, any such samples fail to meet with the written approval of the licensor, then the licensee shall immediately cease distributing such disapproved materials. The licensor's approval shall not be unreasonably withheld, and the licensor, when requesting reconsideration of a prior approval, shall assume the reasonable expenses of withdrawing and replacing such disapproved materials. The licensee shall obtain the prior written approval of the licensor for the use of any new materials developed to replace the disapproved materials, in the manner set forth above.

    (e)    The licensee hereunder: (i) acknowledges and stipulates that, to the best of the knowledge of the licensee, the licenser's licensed marks are valid and enforceable trademarks andlor service marks and that such licensee does not own the licensor's licensed marks and claims no rights therein other than as a licensee under this Agreement; (ii) agrees never to contend otherwise in legal proceedings or in other circumstances; and (iii) acknowledges and agrees that the use of the licenser's licensed marks pursuant to this grant of license shall inure to the benefit of the licensor.

Section 20. Parties to Cooperate
    Each party to this Agreement will cooperate with each other patty and all appropriate governmental authorities (including, without limitation, the SEC, the NASD and state insurance regulators) and will permit each other and such authorities reasonable access to its books and records (including copies thereof) in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.
____________________________

    IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed in their names and on their behalf by and through their duly authorized officers signing below.

                            AIM VARIABLE INSURANCE FUNDS, INC.

Attest:/s/ Nancy L. Martin                By: /s/ Robert H. Graham
Name: Nancy L. Martin                Name: Robert H. Graham
Title:    Assistant Secretary                Title: President

                            A I M DISTRIBUTORS, INC.

Attest:/s/ Nancy L. Martin                By: /s/ Michael J. Cemo
Name: Nancy L. Martin                Name: Michael J. Cemo
Title:    Assistant Secretary                Title: President

                            HARTFORD LIFE INSURANCE COMPANY,
                            on behalf of itself and its separate accounts

Attest:/s/ Louis F. Beers                By: /s/ Stephen T. Joyce
Name: Louis F. Beers                    Name: Stephen T. Joyce
Title:    Assistant General Counsel             Title: Vice President

                            HARTFORD SECURITIES DISTRIBUTION
                            COMPANY, INC.

Attest:/s/ Louis F. Beers                By: /s/ Stephen T. Joyce
Name: Louis F. Beers                    Name: Stephen T. Joyce
Title:    Assistant General Counsel             Title: Vice President

SCHEDULE A
FUNDS AVAILAB,L2 UNDER_THE CONTRACTS

    AIM VARIABLE INSURANCE FUNDS, INC.
    AIM V.L Capital Appreciation Fund AIM V.L High Yield Fund
    AIM V.L Value Fund
SEPARATE ACCOUNTS UTILIZING THE FUNDS
    Hartford Life Separate Account Two
CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
    Nations Variable Annuity Contract

SCHEDULE B
•AIM VARIABLE INSURANCE FUNDS, INC.
        AIM V.L Capital Appreciation Fund AIM Vi. High Yield Fund
        AIM V.L Value Fund

•AIM and Design

[AIM logo]

Schedule C

Paid by Hartford	AVIF
preparing, maintaining and filing the Account's registration statement with the SEC and State Regulators, as required	preparing, maintaining and filing the Fund's registration statement with the SEC and State Regulators, as required
text composition for the Account prospectuses and supplements	text composition for the Fund prospectuses and supplements
text alterations for the prospectuses (Account) and supplements (Account)	text alterations for the prospectuses (Fund) and supplements (Fund)
printing Account and Fund prospectuses and supplements for use with prospective Contract owners	camera-ready fund prospectus, printing costs of fund prospectus to existing policy owners with amounts allocated to the Fund
text composition and printing of Account SAI	text composition and printing of Fund SAI
mailing and distributing Account SAIs to policy owners upon request by policy owners	mailing and distributing Fund SAIs to policy owners upon request by policy owners
mailing and distributing prospectuses (Account) and supplements (Account) to policy owners as required by Federal Securities Laws and to prospective purchasers (Account and Fund)	mailing and distribution of prospectuses and supplements (Fund) to policy owners of record. Life Company to advise if it wants either (1) printed Fund prospectuses or (2) camera ready copy with reimbursement by Fund of its pro rata share of printing expense
text composition (Account) printing, mailing and distributing annual and semi-annual reports for Account (Fund and Account, as applicable)	text composition of annual or semi-annual reports (Fund) and pro rata share of expense printing, mailing and distributing reports (Fund) to policy owners of record participating in the Fund
text composition, printing, mailing, distribution and tabulation of proxy statements and voting instructions solicitation materials to policy owners with respect to proxies related to the Account	text composition, printing, mailing, distribution and tabulation of proxy statements and voting instructions solicitation materials to policy owners with respect to proxies related to the Fund preparation, printing and distributing sales material and advertising related to the Funds, insofar as such materials relate to the Contracts and filing such materials with and obtaining approval from, the SEC, the NASD, any state insurance regulatory authority, and any other appropriate regulatory authority, to the extent required

AMENDMENT NO. 1
TO THE
PARTICIPATION AGREEMENT
BY AND AMONG
AIM VARIABLE INSURANCE FUNDS
AIM DISTRIBUTORS, INC.
HARTFORD LIFE INSURANCE COMPANY
ON BEHALF OF ITSELF AND ITS SEPARATE ACCOUNTS
AND
HARTFORD SECURITIES DISTRIBUTION COMPANY, INC.
    WHEREAS, AIM Variable Insurance Funds ("AVIF"), A I M Distributors, Inc. ("AIM"), Hartford Life Insurance Company ("LIFE COMPANY"), and Hartford Securities Distribution Company, Inc. ("UNDERWRITER") (collectively, the "Parties") have previously entered into a Participation Agreement dated July 2, 1998 (the "Agreement");
    WHEREAS, AVIF was reorganized from a Maryland corporation into a Delaware business trust on May 1, 2000, resulting in a technical change of control of AVIF and thus an assignment of the Agreement;
    WHEREAS, the Parties to the Agreement desired to consent to such assignment and amended the Agreement by letter dated April 27, 2000, and effective as of May 1, 2000, to give their consent to such assignment;
    WHEREAS, certain Contracts issued by LIFE COMPANY have as their principal underwriter Hartford Equity Sales Company, Inc. rather than Hartford Securities Distribution Company, Inc. and the parties to the Agreement desire to make Hartford Equity Sales Company, Inc. a Party to the Agreement;
    WHEREAS, each of the parties hereto intends and has intended both registered and unregistered Accounts of the Company to be able to invest in shares of the Fund, including those Accounts exempt from registration under the Investment Company Act of 1940 (the "1940 Act") pursuant to Sections 3(c)(1), 3(c)(7) or 3(c)(11) thereof;
    WHEREAS, each of the parties hereto desires to expand the number of Accounts of LIFE COMPANY that invest in shares of AVIF and to clarify those Accounts that are and have been covered by the Agreement;
    WHEREAS, each of the parties hereto desires to expand the number of Funds of AVIF that the Accounts may invest in and to clarify those Funds that are and have been covered by the Agreement; and

    WHEREAS, each of the parties hereto desires to amend the Agreement to comply with the privacy provisions of the Gramm-Leach-Bliley Act of 1999 and regulations promulgated thereunder and to make further revisions as appropriate;
    NOW, THEREFORE, AVIF, AIM, LIFE COMPANY, and UNDERWRITER hereby agree to amend the Agreement as follows:

1.The term "UNDERWRITER" as used in the Agreement, and any and all amendments thereto, shall mean Hartford Securities Distribution Company, Inc. and Hartford Equity Sales Company, Inc.

2.Section 4.2(a) is hereby amended as follows:
(a)    AVIF will use its best efforts to comply with any applicable state insurance laws or regulations, including the furnishing of information not otherwise available to LIFE COMPANY which is required by state insurance law to enable LIFE COMPANY to obtain the authority needed to issue the Contracts in any applicable state.

3.Section 4.3(a) is hereby amended as follows:
(a)    LIFE COMPANY and UNDERWRITER represent and warrant that (i) interests in each Account pursuant to the Contracts will be registered under the 1933 Act to the extent required by the 1933 Act, (ii) the Contracts will be duly authorized for issuance in compliance with all applicable federal and state laws, including, without limitation, the 1933 Act, the 1934 Act, the 1940 Act and Connecticut law, (iii) each Account is and will remain registered under the 1940 Act, to the extent required by the 1940 Act, (iv) each Account does and will comply in all material respects with the requirements of the 1940 Act and the rules thereunder, to the extent required, (v) each Account's 1933 Act registration statement relating to the Contracts, together with any amendments thereto, will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder, (vi) LIFE COMPANY will amend the registration statement for its Contracts under the 1933 Act and for its Accounts under the 1940 Act from time to time as required in order to effect the continuous offering of its Contracts or as may otherwise be required by applicable law, and (vii) each Account Prospectus, statement of additional information ("SAI"), and other documents pursuant to which Contracts are offered, and any amendments or supplements thereto (collectively, the "Account Prospectus") will at all times comply in all material respects with the requirements of the 1933 Act and the rules thereunder.

4.Section 4.3(f) is hereby added as follows:
4.3(f)     For its unregistered Accounts that are exempt from registration under the 1940 Act in reliance upon Section 3(c)(1) or Section 3(c)(7) thereof, LIFE COMPANY represents and agrees that:

(i)UNDERWRITER is the principal underwriter for each such unregistered Account and its Subaccounts and is a registered broker-dealer under the 1934 Act;

(ii)the Shares of the Funds of AVIF are and will continue to be the only investment securities held by the corresponding Subaccounts of the Account; and

(iii)with regard to each Fund, LIFE COMPANY, on behalf of the corresponding Subaccount, will:

(a)vote such Shares held by it in the same proportion as the vote of all other holders of such Shares; and

(b)refrain from substituting Shares of another security for such Shares unless the SEC has approved such substitution in the manner provided in Section 26 of the 1940 Act.
5.    Sections 4.5(a) and (b) are hereby amended as follows:

(a)LIFE COMPANY upon written request of AVIF will provide to AVIF or its designated agent at least one (1) complete copy of all SEC registration statements, Account Prospectuses, private placement memoranda or other disclosure documents (collectively, "Disclosure Documents"), as well as any reports, any preliminary and final voting instruction solicitation material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to each Account or the Contracts, contemporaneously with the filing of such document with the SEC or other regulatory authorities.

(b)LIFE COMPANY will provide to AVIF or its designated agent at least one (1) complete copy of each piece of sales literature or other promotional material in which AVIF or any of its affiliates is named, at least ten (10) Business Days prior to its use (first use for "standardized material" as defined hereafter, unless more frequent review is specifically requested by AVIF or its designated agent or unless such material is amended in any respect other than to provide updated performance figures or dates) or such shorter period as the Parties hereto may, from time to time, agree upon. For purposes of this paragraph, "standardized material" shall include material that is identical in format and content to material that AVIF or its designated agent has reviewed and approved pursuant to this paragraph with the exception of updated dates and performance figures. LIFE COMPANY agrees to bear all responsibility and liability for any error in any standardized material (e.g., transposition of numbers) to the extent any information contained therein does not conform to the information provided to LIFE COMPANY by AIM or the Fund. No such material (including the initial approval of standardized material) shall be used if AVIF or its designated agent reasonably objects to such use within five (5) Business Days after receipt of such material or such shorter period as the Parties hereto may, from time to time, agree upon.

    AVIF hereby designates AIM as the entity to receive such sales literature, until such time as AVIF appoints another designated agent by giving notice to LIFE COMPANY in the manner required by Section 9 hereof.
6.    Sections 4.6(a), (b) and (e) are hereby amended as follows:

(a)AVIF upon written request of LIFE COMPANY will provide to LIFE COMPANY at least one (1) complete copy of all SEC registration statements, AVIF Disclosure Documents, as well as any reports, any preliminary and final proxy material, applications for exemptions, requests for no-action letters, and all amendments to any of the above, that relate to AVIF or the Shares of a Fund.

(b)AVIF will provide to LIFE COMPANY camera ready copy of all AVIF Prospectuses and printed copies, in an amount specified by LIFE COMPANY, of AVIF Prospectuses (to the extent that AIM is responsible for printing and LIFE COMPANY has not requested camera ready copy), SAI, proxy materials, periodic reports to shareholders and other materials required by law to be sent to Participants who have allocated any Contract value to a Fund. AVIF will provide such copies to LIFE COMPANY in a timely manner so as to enable LIFE COMPANY, as the case may be, to print and distribute such materials within the time required by law to be furnished to Contract owners, annuitants, insureds or participants (as appropriate) under the Contracts (collectively, "Participants").

(c)AVIF will provide to LIFE COMPANY or its designated agent at least one (1) complete copy of each piece of sales literature or other promotional material in which LIFE COMPANY, or any of its respective affiliates is named, or that refers to the Contracts, at least ten (10) Business Days prior to its use or such shorter period as the Parties hereto may, from time to time, agree upon. No such material shall be used if LIFE COMPANY or its designated agent objects to such use within five (5) Business Days after receipt of such material or such shorter period as the Parties hereto may, from time to time, agree upon. LIFE COMPANY shall receive all such sales literature until such time as it appoints a designated agent by giving notice to AVIF in the manner required by Section 9 hereof.
7.    Section 6.1(b) is hereby amended as follows:
    (b)    at the option of AVIF upon completion of formal proceedings against LIFE COMPANY or its affiliates by the NASD, the SEC, any state insurance regulator or any other regulatory body regarding LIFE COMPANY's obligations under this Agreement or related to the sale of the Contracts, the operation of each Account, or the purchase of Shares, if, in each case, AVIF reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on the Fund with respect to which the Agreement is to be terminated; or
8.    Section 6.5 is hereby amended to add the following as the last sentence in this Section 6.5:

    The parties agree that this Section 6.5 will not change or otherwise affect the obligations with respect to Existing Contracts set forth above in Section 6.3.
9.    Sections 12.1(a) and (b) are hereby amended as follows:
    (a)    Except to the extent provided in Sections 12.1(b) and 12.1(c), below, LIFE COMPANY and UNDERWRITER agree to indemnify and hold harmless AVIF, AIM, their affiliates, and each person, if any, who controls AVIF, AIM or their affiliates within the meaning of Section 15 of the 1933 Act and each of their respective Trustees and officers, (collectively, the "Indemnified Parties" for purposes of this Section 12.1) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of LIFE COMPANY and UNDERWRITER) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise; provided, the Account owns shares of the Fund and insofar as such losses, claims, damages, liabilities or actions:

(i)arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Account's Disclosure Documents, the Contracts, or sales literature or advertising for the Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY or UNDERWRITER by or on behalf of AVIF for use in any Account's Disclosure Documents, the Contracts, or sales literature or advertising or otherwise for use in connection with the sale of Contracts or Shares (or any amendment or supplement to any of the foregoing); or

(ii)arise out of or as a result of any other statements or representations (other than statements or representations contained in AVIF's 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of LIFE COMPANY, UNDERWRITER or their respective affiliates and on which such persons have reasonably relied) or the unlawful conduct of LIFE COMPANY, UNDERWRITER or their respective affiliates or persons under their control, in connection with the sale or distribution of the Contracts or Shares; or

(iii)arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in AVIF's 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such a statement or omission was made in reliance upon and in conformity with information furnished to AVIF, AIM or their affiliates by or on behalf of LIFE COMPANY, UNDERWRITER or their respective affiliates for use in AVIF's 1933 Act registration statement, AVIF Prospectus, sales literature or advertising of AVIF, or any amendment or supplement to any of the foregoing; or
(iv)     arise as a result of any failure by LIFE COMPANY or UNDERWRITER to perform the obligations, provide the services and furnish the materials required of them under the terms of this Agreement, or any material breach of any representation and/or warranty made by LIFE COMPANY or UNDERWRITER in this Agreement or arise out of or result from any other material breach of this Agreement by LIFE COMPANY or UNDERWRITER.
    (b)    Neither LIFE COMPANY nor UNDERWRITER shall be liable under this Section 12.1 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful malfeasance or negligence in the performance by that Indemnified Party of its duties or by reason of that Indemnified Party's reckless disregard of obligations or duties (i) under this Agreement, or (ii) to AVIF or AIM.
10.    Sections 12.2(a) and (c) are hereby amended as follows:
    (a)    Except to the extent provided in Sections 12.2(e), 12.2(d) and 12.2(e), below, AVIF and AIM agree to indemnify and hold harmless LIFE COMPANY, UNDERWRITER, their respective affiliates, and each person, if any, who controls LIFE COMPANY, UNDERWRITER or their respective affiliates within the meaning of Section 15 of the 1933 Act and each of their respective Trustees and officers, (collectively, the "Indemnified Parties" for purposes of this Section 12.2) against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of AVIF and/or AIM) or actions in respect thereof (including, to the extent reasonable, legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law, or otherwise; provided, the Account owns shares of the Fund and insofar as such losses, claims, damages, liabilities or actions:
arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in AVIF's Disclosure Documents, or sales literature or advertising of AVIF (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished to AVIF or its affiliates by or on behalf of LIFE COMPANY, UNDERWRITER or their respective affiliates for use in AVM's Disclosure Documents, or in sales literature or advertising or otherwise for use in connection with the sale of Contracts or Shares (or any amendment or supplement to any of the foregoing); or

(i)arise out of or as a result of any other statements or representations (other than statements or representations contained in any Account's Disclosure Documents, or sales literature or advertising for the Contracts, or any amendment or supplement to any of the foregoing, not supplied for use therein by or on behalf of AVIF, AIM or their affiliates and on which such persons have reasonably relied) or the unlawful conduct of AVIF, AIM or their affiliates or persons under its control, in connection with the sale or distribution of AVIF Shares; or

(ii)arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Account's Disclosure Documents, or sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished to LIFE COMPANY, UNDERWRITER or their respective affiliates by or on behalf of AVIF or AIM for use in any Account's 1933 Act registration statement, any Account Prospectus, sales literature or advertising covering the Contracts, or any amendment or supplement to any of the foregoing; or

(iii)arise as a result of any failure by AVIF or AIM to perform the obligations, provide the services and furnish the materials required of it under the terms of this Agreement, or any material breach of any representation and/or warranty made by AVIF or AIM in this Agreement or arise out of or result from any other material breach of this Agreement by AVIF or AIM.
    (c)    Neither AVIF nor AIM shall be liable under this Section 12.2 with respect to any losses, claims, damages, liabilities or actions to which an Indemnified Party would otherwise be subject by reason of willful malfeasance or negligence in the performance by that Indemnified Party of its duties or by reason of such Indemnified Party's reckless disregard of its obligations and duties (i) under this Agreement, or (ii) to LIFE COMPANY, UNDERWRITER, each Account or Participants.

11.    Section 18(a) is hereby added and Section 18 is redesignated as Section (b) - (d) as follows:

(a)For purposes of this Agreement, "Personal Information" means financial and medical information that identifies an individual personally and is not available to the public, including, but not limited to, credit history, income, financial benefits, policy or claim information and medical records. Each Party agrees to use and disclose Personal Information only to carry out the purposes for which it was disclosed to them and will not use or disclose Personal Information if prohibited by applicable law, including, without limitation, statutes and regulations enacted pursuant to the Gramm-Leach-Bliley Act of 1999 (Public Law 106-102). If any Party outsources services to a third party, such third party will agree in writing to maintain the security and confidentiality of any information shared with them.

(b)AVIF acknowledges that the identities of the customers of LIFE COMPANY or any of its affiliates (collectively, the "LIFE COMPANY Protected Parties" for purposes of this Section 18), information maintained regarding those customers, and all computer programs and procedures or other information developed by the LIFE COMPANY Protected Parties or any of their employees or agents in connection with LIFE COMPANY's performance of its duties under this Agreement are the valuable property of the LIFE COMPANY Protected Parties. AVIF agrees that if it comes into possession of any list or compilation of the identities of or other information about the LIFE COMPANY Protected Parties, or any other information or property of the LIFE COMPANY Protected Parties, other than such information as may be independently developed or compiled by AVIF from information supplied to it by the LIFE COMPANY Protected Parties who also maintain accounts directly with AVIF, AVIF will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with LIFE COMPANY's prior written consent; or (b) as required by law or judicial process.

(c)LIFE COMPANY acknowledges that the identities of the customers of AVE or any of its affiliates (collectively, the "AVIF Protected Parties" for purposes of this Section 18), information maintained regarding those customers, and all computer programs and procedures or other information developed by the AVIF Protected Parties or any of their employees or agents in connection with AVIF's performance of its duties under this Agreement are the valuable property of the AVIF Protected Parties. LIFE COMPANY agrees that if it comes into possession of any list or compilation of the identities of or other information about the AVIF Protected Parties or any other information or property of the AVIF Protected Parties, other than such information as may be independently developed or compiled by LIFE COMPANY from information supplied to it by the AVIF Protected Parties who also maintain accounts directly with LIFE COMPANY, LIFE COMPANY will hold such information or property in confidence and refrain from using, disclosing or distributing any of such information or other property except: (a) with AVIF's prior written consent; or (b) as required by law or judicial process.

    (d)    Each Party acknowledges that any breach of the agreements in this Section 18 would result in immediate and irreparable harm to the other parties for which there would be no adequate remedy at law and agree that in the event of such a breach, the other parties will be entitled to equitable relief by way of temporary and permanent injunctions, as well as such other relief as any court of competent jurisdiction deems appropriate.

12.    The term "Accounts' as used in the Agreement, and as reflected in Schedule A to the Agreement, shall include Separate Account ICMG Series III-B.

13.    LIFE COMPANY represents and warrants that Separate Account ICMG Series III-B is exempt from registration under the 1940 Act and that the Contracts funded thereby are exempt from registration under the Securities Act of 1933 (the "1933 Act").

14.    Schedule A to the Agreement is hereby amended and replaced in its entirety by Schedule A attached hereto.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 1 to be executed in its name and on its behalf by its duly authorized representative on this 29th day of April, 2002, to be effective as of November 1, 2000.

                            AIM VARIABLE INSURANCE FUNDS, INC.

Attest:/s/ Nancy L. Martin                By: /s/ Carol Relihan
Name: Nancy L. Martin                Name: Carol Relihan
Title:    Assistant Secretary                Title: Senior Vice President

                            A I M DISTRIBUTORS, INC.

Attest:/s/ Nancy L. Martin                By: /s/ Michael J. Cemo
Name: Nancy L. Martin                Name: Michael J. Cemo
Title:    Assistant Secretary                Title: President

                            HARTFORD LIFE INSURANCE COMPANY,
                            on behalf of itself and its separate accounts

Attest:/s/ Susanne Armstrong                By: /s/ Joseph F. Mahoney, Jr.
Name: Susanne Armstrong                Name: Joseph F. Mahoney, Jr.
Title:    Products Filing Director             Title: Vice President

                            HARTFORD SECURITIES DISTRIBUTION
                            COMPANY, INC.

Attest:/s/ Deb Hampson                By: /s/ George R. Jay
Name: Deb Hampson                    Name: George R. Jay
Title:    Counsel                     Title: Vice President

                            HARTFORD EQUITY SALES COMPANY, INC.

Attest:/s/ Deb Hampson                By: /s/ George R. Jay
Name: Deb Hampson                    Name: George R. Jay
Title:    Counsel                     Title: Vice President

SCHEDULE A
AVIF FUNDS AVAILABLE UNDER THE CONTRACTS
AIM V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Diversified Income Fund
AIM V.I. Global Utilities Fund
AIM V.I. Growth Fund
AIM V.I. Growth and Income Fund
AIM V.I. High Yield Fund
ATM V.I. International Equity Fund
AIM V.I. Telecommunications and Technology Fund
AIM V.I. Value Fund
ACCOUNTS AND ASSOCIATED CONTRACTS
Account                        Contract(s)
Hartford Life Separate Account Two            Nations Variable Annuity Contract
ICMG Series III-B                    GVL-93
WDC #85223v3 (WORD)

AMENDMENT NO.2
PARTICIPATION AGREEMENT
The Participation Agreement (the "Agreement"), dated July 2, 1998, by and among AIM Variable Insurance Funds, a Delaware Trust, A I M Distributors, Inc., a Delaware corporation, and Hartford Life Insurance Company, a Connecticut life insurance company, and Hartford Securities Distribution Company, Inc., a Connecticut corporation, is hereby amended as follows:
All parties agree to add Hartford Life and Annuity, a Connecticut life insurance company, as a party to the Agreement and any amendments thereof.
All other terms and provisions of the Agreement not amended herein shall remain in full force and effect. Unless otherwise specified, all defined terms shall have the same meaning given to them in the Agreement.

Effective Date: September 20, 2001

                            AIM VARIABLE INSURANCE FUNDS, INC.

Attest:/s/ Nancy L. Martin                By: /s/ Carol Relihan
Name: Nancy L. Martin                Name: Carol Relihan
Title:    Assistant Secretary                Title: Senior Vice President

                            A I M DISTRIBUTORS, INC.

Attest:/s/ Nancy L. Martin                By: /s/ Michael J. Cemo
Name: Nancy L. Martin                Name:
Title:    Assistant Secretary                Title:

                            HARTFORD LIFE INSURANCE COMPANY,
                            on behalf of itself and its separate accounts

Attest:/s/ David N. Levenson                By: /s/ Stephen T. Joyce
Name: David N. Levenson                Name: Stephen T. Joyce
Title:    Senior Vice President                 Title: Senior Vice President

                            HARTFORD SECURITIES DISTRIBUTION
                            COMPANY, INC.

Attest:/s/ Marianne O'Doherty            By: /s/ Stephen T. Joyce
Name: Marianne O'Doherty                Name: Stephen T. Joyce
Title: Assistant Vice President            Title: Senior Vice President

                            HARTFORD EQUITY SALES COMPANY, INC.

Attest:/s/ Marianne O'Doherty            By: /s/ Stephen T. Joyce
Name: Marianne O'Doherty                Name: Stephen T. Joyce
Title: Assistant Vice President            Title: Senior Vice President

AMENDMENT NO. 3
PARTICIPATION AGREEMENT
The Participation Agreement (the "Agreement"), dated July 2, 1998, as amended September 20, 2001 and April 29, 2002, by and among AIM Variable Insurance Funds, a Delaware Trust, A I M Distributors, Inc., a Delaware Corporation, Hartford Life Insurance Company, a Connecticut life insurance company, Hartford Life and Annuity Insurance Company, a Connecticut life insurance company and Hartford Securities Distribution Company, Inc., a Connecticut corporation, is hereby amended as follows:
Schedules A & B to the Agreement are hereby deleted and replaced in their entirety with the following:
SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICY	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
(Series I shares)

AIM V.I. Aggressive Growth Fund
AIM V.I. Basic Value Fund
AIM V.I. Blue Chip Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Dent Demographic Trends Fund
AIM V.I. Government Securities Fund
AIM V.I. High Yield Fund
AIM V.I. International Growth Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Premier Equity Fund
Hartford Life Separate Account Two
Hartford Life Separate Account Seven
Hartford Life and Annuity Separate Account Seven

Hartford Life Separate Account VLI
Hartford Life Separate Account VLII
Hartford Life and Annuity Separate Account VLI
Hartford Life and Annuity Separate Account VLII

Nations Variable Annuity Contract
Nations Outlook Variable Annuity Contract
Hartford Leaders Variable Annuity Contract
Hartford Leaders Outlook Variable Annuity Contract
Hartford Leaders Access Variable Annuity Contract
Hartford Leaders Edge Variable Annuity Contract
Hartford Leaders Plus Variable Annuity Contract
Hartford Leaders Elite Variable Annuity Contract
Hartford Leaders Elite Plus Variable Annuity Contract
Hartford Leaders Elite Outlook Variable Annuity Contract
Hartford Leaders Solution Variable Annuity Contract
Hartford Leaders Solution Pius Variable Annuity Contract
Hartford Leaders Solution Outlook
Hartford Leaders Vision Variable Annuity Contract
Huntington Hartford Leaders Outlook
Classic Hartford Leaders Outlook
Stag Accumulator Variable Universal Life Policy
Stag Protector Variable Universal Life Policy
Stag Last Survivor II

SCHEDULE B
•AIM VARIABLE INSURANCE FUNDS
Series I shares
    AIM V.I. Aggressive Growth Fund
    AIM V.I. Basic Value Fund
    AIM V.I. Blue Chip Fund
    AIM V.I. Capital Appreciation Fund
    AIM V.I. Government Securities Fund
    AIM V.I. High Yield Fund
    AIM V.I. International Growth Fund
    AIM V.I. Mid Cap Core Equity Fund
    AIM V.I. Premier Equity Fund

•AIM Logo and Design                Logo Colors
One Color both the box and the word Investments print black with a white Chevron and White AIM inside the box.
Two Colors - in printed versions of the logo, the preferred usage is always two color reproduction. The box prints in PMS 356 Green with Chevron and AIM white and with the word Investments printing Black.
Four Color Process - the box prints Cyan 100%, Magenta 0%, Yellow 100%, Black 20% to simulate PMS 356 Green. The word Investments prints solid black.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect. Unless otherwise specified, all defined terms shall have the same meaning given to them in the Agreement.

Effective Date: June 1, 2003.

                            AIM VARIABLE INSURANCE FUNDS, INC.

Attest:/s/ Jim A. Coppedge                By: /s/ Robert H. Graham
Name: Jim A. Coppedge                Name: Robert H. Graham
Title:    Assistant Secretary                Title: President

                            A I M DISTRIBUTORS, INC.

Attest:/s/ Jim A. Coppedge                By: /s/ Gene L. Needles
Name: Jim A. Coppedge                Name: Gene L. Needles
Title:    Assistant Secretary                Title: President

                            HARTFORD LIFE INSURANCE COMPANY,
                            on behalf of itself and its separate accounts

Attest:                            By: /s/ illegible
Name:                            Name:
Title:                            Title:

                            HARTFORD LIFE AND ANNUITY INSURANCE
                            COMPANY

Attest:                            By: /s/ illegible
Name:                            Name:
Title:                            Title:

                            HARTFORD SECURITIES DISTRIBUTION
                            COMPANY, INC.

Attest:                            By: /s/ illegible
Name:                            Name:
Title:                            Title:

AMENDMENT NO. 4
PARTICIPATION AGREEMENT
The Participation Agreement (the "Agreement"), dated July 2, 1998, as amended September 20, 2001, April 29, 2002 and June 1, 2003, by and among AIM Variable Insurance Funds, a Delaware Trust, A I M Distributors, Inc., a Delaware Corporation, Hartford Life Insurance Company, a Connecticut life insurance company, Hartford Life and Annuity Insurance Company, a Connecticut life insurance company and Hartford Securities Distribution Company, Inc., a Connecticut corporation, is hereby amended as follows:
Schedules A & B to the Agreement are hereby deleted and replaced in their entirety with the following:
SCHEDULE A

FUNDS AVAILABLE UNDER THE POLICIES	SEPARATE ACCOUNTS UTILIZING THE FUNDS	CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
(Series I shares)
AIM V.I. Aggressive Growth Fund	Hartford Life Separate	Nations Variable Annuity
AIM V.I. Basic Value Fund	Account Two	Contract
AIM V.I. Blue Chip Fund	Hartford Life Separate	Nations Outlook Variable
AIM V.I. Capital Appreciation Fund	Account Seven	Annuity Contract
AIM V.I. Dent Demographic Trends Fund	Hartford Life and Annuity	Hartford Leaders Variable
AIM V.I. Government Securities Fund	Separate Account Seven	Annuity Contract
AIM V.I. High Yield Fund		Hartford Leaders Outlook
AIM V.I. International Growth Fund	Hartford Life Separate	Variable Annuity Contract
AIM V.I. Mid Cap Core Equity Fund	Account VL I	Hartford Leaders Access
AIM V.I. Premier Equity Fund	Hartford Life Separate	Variable Annuity Contract
AIM V.I. Small Cap Equity Fund	Account VL II	Hartford Leaders Edge
	Hartford Life and Annuity	Variable Annuity Contract
	Separate Account VL I	Hartford Leaders Plus Variable
	Hartford Life and Annuity	Annuity Contract
	Separate Account VL II	Hartford Leaders Elite Variable
Annuity Contract
Hartford Leaders Elite Plus
Variable Annuity Contract
Hartford Leaders Elite Outlook
Variable Annuity Contract
Hartford Leaders Solution
Variable Annuity Contract
Hartford Leaders Solution Plus
Variable Annuity Contract
Hartford Leaders Solution
Outlook
Hartford Leaders Vision
Variable Annuity Contract
Huntington Hartford Leaders
Outlook
Classic Hartford Leaders
Outlook
Stag Accumulator Variable
Universal Life Policy
Stag Protector Variable
Universal Life Policy
Stag Last Survivor II

SCHEDULE B

AIM VARIABLE INSURANCE FUNDS
Series I shares
AlM V.I. Aggressive Growth Fund
AIM V.I. Basic Value Fund
AIM V.I. Blue Chip Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Government Securities Fund
AIM V.I. High Yield Fund
AIM V.I. international Growth Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Premier Equity Fund
AIM V.I. Small Cap Equity Fund

AIM Logo and Design                    Logo Colors

One Color - both the box and the word Investments print black with a white Chevron and White ADV1 inside the box.
Two Colors - in printed versions of the logo, the preferred usage is always two color reproduction. The box prints in PMS 356 Green with Chevron and AIM white and with the word Investments printing Black.
Four Color Process - the box prints Cyan 100%, Magenta 0%, Yellow 100%, Black 20% to simulate PMS 356 Green. The ward Investments prints solid black.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect. Unless otherwise specified, all defined terms shall have the same meaning given to them in the Agreement.
Effective Date: November 3, 2003.

                            AIM VARIABLE INSURANCE FUNDS, INC.

Attest:/s/ Jim A. Coppedge                By: /s/ Robert H. Graham
Name: Jim A. Coppedge                Name: Robert H. Graham
Title:    Assistant Secretary                Title: President

                            A I M DISTRIBUTORS, INC.

Attest:/s/ Jim A. Coppedge                By: /s/ Gene L. Needles
Name: Jim A. Coppedge                Name: Gene L. Needles
Title:    Assistant Secretary                Title: President

                            HARTFORD LIFE INSURANCE COMPANY,
                            on behalf of itself and its separate accounts

Attest:                            By: /s/ illegible
Name:                            Name:
Title:                            Title:

                            HARTFORD LIFE AND ANNUITY INSURANCE
                            COMPANY

Attest:                            By: /s/ illegible
Name:                            Name:
Title:                            Title:

                            HARTFORD SECURITIES DISTRIBUTION
                            COMPANY, INC.

Attest:                            By: /s/ illegible
Name:                            Name:
Title:                            Title:

AMENDMENT NO. 5
PARTICIPATION AGREEMENT
The Participation Agreement (the "Agreement"), dated July 2, 1998, as amended September 20, 2001, April 29, 2002, June 1, 2003 and November 3, 2003, by and among AIM Variable Insurance Funds, a Delaware trust; A I M Distributors, Inc., a Delaware corporation, Hartford Life Insurance Company, a Connecticut life insurance company ("LIFE COMPANY"), Hartford Life and Annuity Insurance Company, a Connecticut life insurance company and Hartford Securities Distribution Company, Inc., a Connecticut corporation ("UNDERWRITER"), is hereby amended as follows:
Section 2.3 of the Agreement is hereby deleted in its entirety and replaced with the following:
        2.3    Applicable Price
(a)    Share purchase payments and redemption orders that result from purchase payments, premium payments, surrenders and other transactions under Contracts (collectively, "Contract transactions") and that LIFE COMPANY receives prior to the close of regular trading on the New York Stock Exchange (or such other time set by the Board for purposes of determining the current net asset value of a Fund in accordance with Rule 22c-1 under the 1940 Act) on a Business Day will be executed at the net asset values of the appropriate Funds next computed after receipt by AVIF or its designated agent of the orders. For purposes of this Section 2.3(a), LIFE COMPANY shall be the designated agent of AVIF for receipt of orders relating to Contract transactions, in accordance with Section 22(c) and Rule 22c-1 under the 1940 Act, on each Business Day and receipt by such designated agent shall constitute receipt by AVIF; provided that AVIF receives notice of such orders by 9:00 a.m. Central Time on the next following Business Day or such later time as computed in accordance with Section 2.1(b) hereof. In connection with this Section 2.3(a), LIFE COMPANY represents and warrants that it will not submit any order for Shares or engage in any practice, nor will it allow or suffer any person acting on its behalf to submit any order for Shares or engage in any practice, that would violate or cause a violation of applicable law or regulation including, without limitation Section 22 of the 1940 Act and the rules thereunder.
(b) All other Share purchases and redemptions by LIFE COMPANY will be effected at the net asset values of the appropriate Funds next computed after receipt by AVIF or its designated agent of the order therefor, and such orders will be irrevocable.
(c)    Without limiting the scope or effect of Section 1.1 hereof, pursuant to which the Board may reject a Share purchase order by or on behalf of LIFE COMPANY under the circumstances described therein, LIFE COMPANY and UNDERWRITER agree to cooperate with the Fund and AIM to prevent any person exercising, or purporting to exercise, rights or privileges under one or more Contracts (including, but not limited to Contract owners, annuitants, insureds or participants, as the case may be (collectively, "Participants")) from engaging in any trading practices in any Fund that the Board or AIM determines, in good faith and in their sole discretion, to be detrimental or potentially detrimental to the other shareholders of the Fund, or to be in contravention of any applicable law or regulation including, without limitation, Section 22 of the 1940 Act and the rules thereunder. Such cooperation may include, but shall not be limited to, identifying the person or persons engaging in such trading practices, facilitating the imposition of any applicable redemption fee on such person or persons, limiting the telephonic or electronic trading privileges of such person or persons, and taking such other remedial steps, all to the extent permitted or required by applicable law.
Section 6.3 of the Agreement is hereby deleted in its entirety and replaced with the following:
6.3    Funds To Remain Available
Notwithstanding any termination of this Agreement by LIFE COMPANY, AVIF will, at the option of LIFE COMPANY, continue to make available additional shares of the Fund pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"), unless AIM or the Board determines that doing so would not serve the best interests of the shareholders of the affected Funds or would be inconsistent with applicable law or regulation. Specifically, without limitation, the owners of the Existing Contracts will be permitted to reallocate investments in the Fund (as in effect on such date), redeem investments in the Fund and/or invest in the Fund upon the making of additional purchase payments under the Existing Contracts. The parties agree that this Section 6.3 will not apply to any (i) terminations under Section 5 and the effect of such terminations will be governed by Section 5 of this Agreement or (ii) any rejected purchase and/or redemption order as described in Section 2.3(c) hereof.

Section 22 is hereby added to the Agreement:
Section 22. Force Majeure
Each Party shall be excused from the performance of any of its obligations to the other where such nonperformance is occasioned by any event beyond its control which shall include, without limitation, any applicable order, rule or regulation of any federal, state or local body, agency or instrumentality with jurisdiction, work stoppage, accident, natural disaster, war, acts of terrorism or civil disorder, provided that the Party so excused shall use all reasonable efforts to minimize its nonperformance and overcome, remedy, cure or remove such event as soon as is reasonably practicable, and such performance shall be excused only for so long as, in any given case, the force or circumstances making performance impossible shall exist.
Schedule A to the Agreement is hereby deleted in its entirety and replaced with the following:
SCHEDULE A
FUNDS AVAILABLE UNDER THE CONTRACTS
AIM V.I. Aggressive Growth Fund             AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Balanced Fund                 AIM V.I. Money Market Fund
AIM V.I. Basic Value Fund                 AIM V.I. Premier Equity Fund
AIM V.I. Blue Chip Fund                 AIM V.I. Real Estate Fund2
AIM V.I. Capital Appreciation Fund             AIM V.I. Small Cap Equity Fund

AIM V.I. Capital Development Fund             INVESCO VIF - Core Equity Fund
AIM V.I. Core Equity Fund                 INVESCO VIF - Dynamics Fund
AIM V.I. Dent Demographic Trends Fund        INVESCO VIF - Financial Services Fund
AIM V.I. Diversified Income Fund             INVESCO VIF - Health Sciences Fund
AIM V.I. Government Securities Fund         INVESCO VIF - Leisure Fund
AIM V.I. Growth Fund1                 INVESCO VIF - Small Company Growth Fund
AIM V.I. High Yield Fund1                INVESCO VIF - Technology Fund1
AIM V.I. International Growth Fund             INVESCO VIF - Total Return Fund
AIM V.I. Large Cap Growth Fund            INVESCO VIF - Utilities Fund

1     Effective April 30, 2004, AIM V.I. Growth Fund acquired the assets of INVESCO VIF - Growth Fund; AIM V.I. High Yield Fund acquired the assets of INVESCO VIF - High Yield Fund; INVESCO VIF - Utilities Fund acquired the assets of AIM V.I. Global Utilities Fund and INVESCO VIF - Technology Fund acquired the assets of AIM V.I. New Technology Fund and INVESCO VIF - Telecommunications Fund.

2    Formerly, INVESCO VIF - Real Estate Opportunities Fund
SEPARATE ACCOUNTS UTILIZING THE FUNDS
•Hartford Life Separate Account Two
•Hartford Life Separate Account Seven
•Hartford Life and Annuity Separate Account Seven
•Hartford Life Separate Account VL I
•Hartford Life Separate Account VL II
•Hartford Life and Annuity Separate Account VL I
•Hartford Life and Annuity Separate Account VL II
CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
•Nations Variable Annuity Contract
•Nations Outlook Variable Annuity Contract
•Hartford Leaders Variable Annuity Contract
•Hartford Leaders Outlook Variable Annuity Contract
•Hartford Leaders Access Variable Annuity Contract
•Hartford Leaders Edge Variable Annuity Contract
•Hartford Leaders Plus Variable Annuity Contract
•Hartford Leaders Elite Variable Annuity Contract
•Hartford Leaders Elite Plus Variable Annuity Contract
•Hartford Leaders Elite Outlook Variable Annuity Contract
•Hartford Leaders Solution Variable Annuity Contract
•Hartford Leaders Solution Plus Variable Annuity Contract
•Hartford Leaders Solution Outlook
•Hartford Leaders Vision Variable Annuity Contract
•Huntington Hartford Leaders Outlook
•Classic Hartford Leaders Outlook
•Stag Accumulator Variable Universal Life Policy
•Stag Protector Variable Universal Life Policy
•Stag Last Survivor II
All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
Effective date: May 1, 2004

                            AIM VARIABLE INSURANCE FUNDS, INC.

Attest:/s/ Jim A. Coppedge                By: /s/ Robert H. Graham
Name: Jim A. Coppedge                Name: Robert H. Graham
Title:    Assistant Secretary                Title: President

                            A I M DISTRIBUTORS, INC.

Attest:/s/ Jim A. Coppedge                By: /s/ Gene L. Needles
Name: Jim A. Coppedge                Name: Gene L. Needles
Title:    Assistant Secretary                Title: President

                            HARTFORD LIFE INSURANCE COMPANY,
                            on behalf of itself and its separate accounts

Attest:                            By: /s/ illegible
Name:                            Name:
Title:                            Title:

                            HARTFORD LIFE AND ANNUITY INSURANCE
                            COMPANY

Attest:                            By: /s/ illegible
Name:                            Name:
Title:                            Title:

                            HARTFORD SECURITIES DISTRIBUTION
                            COMPANY, INC.

Attest:                            By: /s/ illegible
Name:                            Name:
Title:                            Title:

AMENDMENT NO. 6
PARTICIPATION AGREEMENT
The Participation Agreement (the "Agreement"), dated July 2, 1998, as amended September 20, 2001, April 29, 2002, June 1, 2003, November 3, 2003, and April 30, 2004 by and among AIM Variable Insurance Funds, a Delaware trust ("AV1F"); A I M Distributors, Inc., a Delaware corporation ("AIM"), Hartford Life Insurance Company, a Connecticut life insurance company ("LIFE COMPANY"), Hartford Life and Annuity Insurance Company, a Connecticut life insurance company and Hartford Securities Distribution Company, Inc., a Connecticut corporation ("UNDERWRITER"), is hereby amended as follows:
Schedule A to the Agreement is hereby deleted in its entirety and replaced with the following:
SCHEDULE A
FUNDS AVAILABLE UNDER THE CONTRACTS
AIM V.I. Aggressive Growth Fund             AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Basic Balanced Fund                 AIM V.I. Money Market Fund
AIM V.I. Basic Value Fund                AIM V.I. Premier Equity Fund
AIM V.I. Blue Chip Fund                AIM V.I. Real Estate Fund
AIM V.I. Capital Appreciation Fund             AIM V.I. Small Cap Equity Fund
AIM V.I. Capital Development Fund             AIV V.I. Small Company Growth Fund
AIM V.I. Core Equity Fund                AIM V.I. Technology Fund
AIM V.I. Demographic Trends Fund             AIM V.I. Core Stock Fund
AIM V.I. Diversified Income Fund             AIM V.I. Dynamics Fund
AIM V.I. Financial Services Fund             AIM V.I. Financial Services Fund
AIM V.I. Government Securities Fund             AIM V.I. Global Health Care Fund
AIM V.I. Growth Fund                    AIM V.I. Leisure Fund
AIM V.I. High Yield Fund                AIM V.I. Small Company Growth Fund
AIM V.I. International Growth Fund            AIM V.I. Technology Fund
AIM V.I. Large Cap Growth Fund             AIM V.I. Total Return Fund
AIM V.I. Leisure Fund                    AIM V.I. Utilities Fund

SEPARATE ACCOUNTS UTLIZING THE FUNDS
Hartford Life Separate Account Two
Hartford Life Separate Account Seven
Hartford Life and Annuity Separate Account Seven
Hartford Life Insurance Company Separate Account VL I
Hartford Life Insurance Company Separate Account VL II
Hartford Life and Annuity Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Separate Account VL II
Hartford Life Insurance Company Separate Account Eleven

(SCHEDULE A - cont'd)
SEPARATE ACCOUNTS UTLIZING THE FUNDS
Nations Variable Annuity
Nations Outlook Variable Annuity Contract
Hartford Leaders Variable Annuity Contract
Hartford Leaders Outlook Variable Annuity Contract
Hartford Leaders Access Variable Annuity Contract
Hartford Leaders Edge Variable Annuity Contract
Hartford Leaders Plus Variable Annuity Contract
Hartford Leaders Elite Variable Annuity Contract
Hartford Leaders Elite Plus Variable Annuity Contract
Hartford Leaders Elite Outlook Variable Annuity Contract
Hartford Leaders Solution Variable Annuity Contract
Hartford Leaders Solution Plus Variable Annuity Contract
Hartford Leaders Solution Outlook
Hartford Leaders Vision Variable Annuity Contract
Huntington Hartford Leaders Outlook
Classic Hartford Leaders Outlook
Hartford Quantum Life
Hartford Quantum 1.1
Stag Variable Life
Stag Accumulator Variable Universal Life Policy (Series I, 1.5 and II)
Stag Accumulator II VUL
Stag Variable Life Artisan
Stag Protector Variable Universal Life Policy (Series 1, 1.5 and II)
Stag Wall Street (Series I and II)
Stag Variable Last Survivor (Series I and 11)
Stag Variable Life Artisan

    All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
Effective Date: September 20, 2005

                            AIM VARIABLE INSURANCE FUNDS, INC.

Attest:/s/ Jim A. Coppedge                By: /s/ Robert H. Graham
Name: Jim A. Coppedge                Name: Robert H. Graham
Title:    Assistant Secretary                Title: President

                            A I M DISTRIBUTORS, INC.

Attest:/s/ P. Michelle Grace                By: /s/ Gene L. Needles
Name: P. Michelle Grace                Name: Gene L. Needles
Title:    Assistant Secretary                Title: President

HARTFORD LIFE INSURANCE
COMPANY, on its behalf and each Separate
Account named in Schedule A, as
amended from time to time

Attest:                            By: /s/ illegible
Name:                            Name:
Title:                            Title:

HARTFORD LIFE AND ANNUITY
INSURANCE     COMPANY, on its behalf and
each Separate Account named in Schedule A, as
may be amended from time to time

Attest:                            By: /s/ illegible
Name:                            Name:
Title:                            Title:

HARTFORD SECURITIES
DISTRIBUTION COMPANY, INC.

Attest:                            By: /s/ illegible
Name:                            Name:
Title:                            Title:

AMENDMENT NO. 6
PARTICIPATION AGREEMENT
    The Participation Agreement (the "Agreement"), dated as of July 2, 1998, as amended, September 20, 2001, April 29, 2002, June 1, 2003, November 3, 2003, and April 30, 2004 by and among AIM Variable Insurance Funds, a Delaware trust ("AVIF"); AIM Distributors, Inc. a Delaware corporation ("AIM"), Hartford Life Insurance Company, a Connecticut life insurance company, Hartford Life and Annuity Insurance Company, a Connecticut life insurance company (collectively, "LIFE COMPANY") and Hartford Securities Distribution Company, Inc., a Connecticut corporation ("UNDERWRITER"), is hereby amended as follows:

1.Effective on March 31, 2008, A I M Distributors, Inc. was renamed Invesco Aim Distributors, Inc. All references to A I M Distributors, Inc. will hereby be deleted and replaced with Invesco Aim Distributors, Inc.

2.The Agreement, and any applicable schedules, hereby are amended to reflect the information set forth in Revised Schedule A attached hereto and made a part hereof. Revised Schedule A shall be deemed to be automatically amended based on the list of underlying funds (or series) of AVIF and the mutually acceptable class of shares thereof, if any, as reflected in Separate Account registration statements for the Life Company , as filed with the Securities and Exchange Commission from time to time.

3.AVIF registration statement supplements shall be supplied by AIM in final form to the Life Company as soon as possible following filing thereof with the Securities and Exchange Commission, but in no event, later than two (2) business days, following such filing; time being of the essence. AIM recognizes that the Life Company issue Contract prospectuses on a May 1st calendar year and therefore any supplements issued off cycle result in additional costs and expenses, including special handling fees. AVIF will provide the Life Company with updated shareholder reports, using commercially reasonable efforts to provide such reports no later than 45 days after the end of the reporting period. The Company reserves the right, in its sole discretion, to combine the delivery of AVIF supplements to coordinate with other Life Company variable product supplements.

4.This Amendment may be modified or amended, and the terms of this Amendment may be waived, only by a writing signed by the parties.

5.Except as herein above provided, all other terms and conditions set forth in the Agreement shall be and remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

6.This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

7.This Amendment may be executed in one or more counterparts each of which, when taken together, shall constitute a single instrument.

Effective as of: May 1, 2008

                            AIM VARIABLE INSURANCE FUNDS, INC.

Attest:/s/ Peter Davidson                By: /s/ John M. Zerr
Name: Peter Davidson                Name: John M. Zerr
Title:    Assistant Secretary                Title: Senior Vice President

                            A I M DISTRIBUTORS, INC.

Attest:/s/ Peter Davidson                By: /s/ John S. Cooper
Name: Peter Davidson                Name: John S. Cooper
Title:    Assistant Secretary                Title: President

                            HARTFORD LIFE INSURANCE COMPANY

Attest:                            By: /s/ Robert Arena
Name:                            Name: Robert Arena
Title:                            Title: Sr. Vice President

                            HARTFORD LIFE AND ANNUITY INSURANCE
                            COMPANY

Attest:                            By: /s/ Robert Arena
Name:                            Name: Robert Arena
Title:                            Title: Sr. Vice President

                            HARTFORD SECURITIES DISTRIBUTION
                            COMPANY, INC.

Attest:                            By: /s/ Robert Arena
Name:                            Name: Robert Arena
Title:                            Title: Sr. Vice President

Revised Schedule A

Funds Available Under the Contracts
All Class I and Class II portfolios of AIM Variable Insurance Funds

Separate Accounts:
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Seven
Hartford Life Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account VL I
Hartford Life Insurance Company Separate Account VL II
Hartford Life and Annuity Insurance Company Separate Account Seven
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Separate Account VL II

Products Funded by Separate Accounts:
Hartford Leaders Series II, ER, RI and IV
The Director
Wells Fargo Leaders Series I, IR and II
Hartford Leaders / Chase Series I and H
Classic Hartford Leaders
Hartford Leaders Select
Huntington Hartford Leaders
Hartford Select Leaders Series V
Hartford Leaders Access Series II, HR and III
Hartford Leaders Edge Series II, IIR and HI
Hartford Leaders Plus Series H, IIR and HI
Hartford Leaders Outlook Series II, IIR and III
Nations Outlook Variable Annuity Series H, IIR and HI
Huntington Hartford Leaders Outlook Series II, Hit and III
Classic Hartford Leaders Outlook Series It IIR and III
Wells Fargo Leaders Outlook Series I, IR and H
Hartford Leaders Select Outlook
Hartford Select Leaders Outlook Series III
Nations Variable Annuity Series III and HIR
Hartford Leaders Epic Series I and IR
Hartford Leaders Epic Plus Series I and IR
Hartford Leaders Epic Outlook Series I and IR
Nations Variable Annuity Series H and IIR
Hartford Leaders Series I and IR
Hartford Leaders Solution Series I and IR
Hartford Leaders Elite Series I and IR
Hartford Leaders Access Series I and IR
Hartford Leaders Edge Series I and JR
Hartford Leaders Pius Series I and IR
Hartford Leaders Elite Plus Series I and IR
Hartford Leaders Solution Plus Series I and IR

Hartford Leaders Outlook Series I and IR
Hartford Leaders Elite Outlook Series I and IR
Hartford Leaders Solution Outlook Series I and IR
Huntington Hartford Leaders Outlook Series I
Hartford Leaders Vision Series I and IR
Classic Hartford Leaders Outlook Series I
Nations Outlook Variable Annuity Series I and IR
Nations Variable Annuity Series I
Stag Wall Street Variable Universal Life Series II
Stag Wall Street Variable Universal Life Series I
Stag Accumulator Variable Universal Life Series 1.5
Stag Accumulator Variable Universal Life Series I
Stag Protector Variable Universal Life Series 1.5
Stag Protector Variable Universal Life Series I
Stag Variable Life Last Survivor II Series II
Stag Variable Life Last Survivor II Series I
Stag Variable Life Last Survivor Series I
Stag Variable Life Series I
Stag Variable Life Artisan Series I
Stag Accumulator H Variable Universal Life
Stag Protector II Variable Universal Life
Hartford Quantum Life
Hartford Quantum II
Hartford Variable Universal Life Last Survivor

AMENDMENT NO. 7
PARTICIPATION AGREEMENT
    The Participation Agreement (the "Agreement"), dated as of July 2, 1998, as amended September 20, 2001, April 29, 2002, June 1, 2003, November 3, 2003, April 30, 2004, September 20, 2005 and May 1, 2008, by and among AIM Variable Insurance Funds, a Delaware trust ("AVIF"); Invesco Aim Distributors, Inc. a Delaware corporation ("AIM"), Hartford Life Insurance Company, a Connecticut life insurance company, Harford Life and Annuity Insurance Company, a Connecticut life insurance company (collectively, "LIFE COMPANY") and Hartford Securities Distribution Company, inc., a Connecticut corporation ("UNDERWRITER"), is hereby amended as follows:
    WHEREAS, the parties desire to amend the Agreement in order to reflect and automatically update the information set forth in Revised Schedule A.
    NOW, THEREFORE, in consideration of the covenants and agreements herein stated, the parties mutually agree that the Agreement be, and hereby is amended, as follows:

1.The Agreement, and any applicable schedules, hereby are amended to reflect the information set forth in Revised Schedule A attached hereto and made a part hereof. Revised Schedule A shall be deemed to be automatically amended based on the list of underlying funds (or series) of AVM and the mutually acceptable class of shares thereof, if any, as reflected in Separate Account registration statements for the Life Company , as filed with the Securities and Exchange Commission from time to time.

2.This Amendment may be modified or amended, and the terms of this Amendment may be waived, only by a writing signed by the parties.

3.Except as hereinabove provided, all other terms and conditions set forth in the Agreement shall be and remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

4.This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

5.This Amendment may be executed in one or more counterparts each of which, when taken together, shall constitute a single instrument.

Effective as of: May 1, 2009

                            AIM VARIABLE INSURANCE FUNDS, INC.

                            By: /s/ John M. Zerr
                            Name: John M. Zerr
                            Title: Senior Vice President

                            A I M DISTRIBUTORS, INC.

                            By: /s/ John S. Cooper

                            Name: John S. Cooper
                            Title: President

                            HARTFORD LIFE INSURANCE COMPANY

                            By: /s/ Robert Arena
                            Name: Robert Arena
                            Title: Exec. Vice President

                            HARTFORD LIFE AND ANNUITY INSURANCE
                            COMPANY

                            By: /s/ Robert Arena
                            Name: Robert Arena
                            Title: Exec. Vice President

                            HARTFORD SECURITIES DISTRIBUTION
                            COMPANY, INC.

                            By: /s/ Robert Arena
                            Name: Robert Arena
                            Title: Exec. Vice President

Revised Schedule A

Funds Available Under the Contracts
All Series I and Series H portfolios of AIM Variable Insurance Funds
AIM V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund
AIM V.I. Diversified Income Fund
AIM V.I. Dynamics Fund
AIM V.I. Financial Services Fund
AIM V.I. Global Health Care Fund
AIM V.I. Global Real Estate Fund
AIM V.I. Government Securities Fund
AIM V.I. High Yield Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund
AIM V.I. PowerShares ETF Allocation Fund
AIM V.I. Small Cap Equity Fund
AIM V.I. Technology Fund
AIM V.I. Utilities Fund

Separate Accounts:
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Seven
Hartford Life Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account VL I
Hartford Life Insurance Company Separate Account VL II
Hartford Life and Annuity Insurance Company Separate Account Seven
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Separate Account VL H

Revised Schedule A (cont'd)

Products Funded by Separate Accounts:
Hartford Leaders Series H, IIR, III and IV
The Director
Wells Fargo Leaders Series I, IR and II
Hartford Leaders / Chase Series I and H
Classic Hartford Leaders
Hartford Leaders Select
Huntington Hartford Leaders
Hartford Select Leaders Series V
Hartford Leaders Access Series II, IIR and III
Hartford Leaders Edge Series II, IIR and HI
Hartford Leaders Plus Series II, IIR and III
Hartford Leaders Outlook Series H, IIR and III
Nations Outlook Variable Annuity Series H, IIR and III
Huntington Hartford Leaders Outlook Series II, IIR and III
Classic Hartford Leaders Outlook Series II, IIR and III
Wells Fargo Leaders Outlook Series I, IR and II
Hartford Leaders Select Outlook
Hartford Select Leaders Outlook Series III
Nations Variable Annuity Series III and MR
Hartford Leaders Epic Series I and IR
Hartford Leaders Epic Plus Series I and IR
Hartford Leaders Epic Outlook Series I and IR
Nations Variable Annuity Series H and BR
Hartford Leaders Series I and IR
Hartford Leaders Solution Series I and IR
Hartford Leaders Elite Series I and IR
Hartford Leaders Access Series I and IR
Hartford Leaders Edge Series I and IR
Hartford Leaders Plus Series I and IR
Hartford Leaders Elite Plus Series I and IR
Hartford Leaders Solution Plus Series I and IR
Hartford Leaders Outlook Series I and IR
Hartford Leaders Elite Outlook Series I and IR
Hartford Leaders Solution Outlook Series I and IR
Huntington Hartford Leaders Outlook Series I
Hartford Leaders Vision Series I and IR
Classic Hartford Leaders Outlook Series I
Nations Outlook Variable Annuity Series I and IR
Nations Variable Annuity Series I
Stag Wall Street Variable Universal Life Series II
Stag Wall Street Variable Universal Life Series I
Stag Accumulator Variable Universal Life Series 1.5
Stag Accumulator Variable Universal Life Series I
Stag Protector Variable Universal Life Series 1.5
Stag Protector Variable Universal Life Series I
Stag Variable Life Last Survivor II Series II

Revised Schedule A (cont'd)

Products Funded by Separate Accounts (cont'd):
Stag Variable Life Last Survivor II Series I
Stag Variable Life Last Survivor Series I
Stag Variable Life Series I
Stag Variable Life Artisan Series I
Stag Accumulator H Variable Universal Life
Stag Protector II Variable Universal Life
Hartford Quantum Life
Hartford Quantum II
Hartford Variable Universal Life Last Survivor
Hartford Leaders VUL Joint Legacy
Hartford Leaders VUL Liberty
Hartford Leaders VUL Legacy
Hartford Leaders VUL Joint Legacy II

AMENDMENT NO. 8
PARTICIPATION AGREEMENT
    The Participation Agreement (the "Agreement"), dated as of July 2, 1998, as amended, November 1, 2000, September 20, 2001, June 1, 2003, November 3, 2003, May 1, 2004, May 1, 2008, and May 1, 2009, by and among AIM Variable Insurance Funds, a Delaware trust ("AVIF"); Invesco Aim Distributors, Inc., a Delaware corporation ("AIM"), Hartford Life Insurance Company, a Connecticut life insurance company, Harford Life and Annuity Insurance Company, a Connecticut life insurance company (collectively, "LIFE COMPANY") and Hartford Securities Distribution Company, Inc., a Connecticut corporation ("UNDERWRITER"), is hereby amended as follows:
Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:
Schedule A

Funds Available Under the Contracts
All Series I and Series II portfolios of AIM Variable Insurance Funds
AIM V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund
AIM V.I. Diversified Income Fund
AIM V.I. Dynamics Fund
AIM V.I. Financial Services Fund
AIM V.I. Global Health Care Fund
AIM V.I. Global Real Estate Fund
AIM V.I. Government Securities Fund
AIM V.I. High Yield Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund
AIM V.I. PowerShares ETF Allocation Fund
AIM V.I. Small Cap Equity Fund
AIM V.I. Technology Fund
AIM V.I. Utilities Fund

Schedule A (cont'd)

Separate Accounts:
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Seven
Hartford Life Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account VL I
Hartford Life Insurance Company Separate Account VL II
Hartford Life and Annuity Insurance Company Separate Account Seven
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Separate Account VL II
ICMG Series III-B,

Products Funded by Separate Accounts:
Hartford Leaders Series II, IIR, III and IV
The Director
Wells Fargo Leaders Series I, IR and II
Hartford Leaders / Chase Series I and II
Classic Hartford Leaders
Hartford Leaders Select
Huntington Hartford Leaders
Hartford Select Leaders Series V
Hartford Leaders Access Series II, IIR and III
Hartford Leaders Edge Series II, IIR and III
Hartford Leaders Plus Series II, IIR and III
Hartford Leaders Outlook Series II, IIR and III
Nations Outlook Variable Annuity Series II, IIR and III
Huntington Hartford Leaders Outlook Series II, IIR and III
Classic Hartford Leaders Outlook Series II, HR and III
Wells Fargo Leaders Outlook Series I, IR and II
Hartford Leaders Select Outlook
Hartford Select Leaders Outlook Series III
Nations Variable Annuity Series III and IIIR
Hartford Leaders Epic Series I and IR
Hartford Leaders Epic Plus Series I and IR
Hartford Leaders Epic Outlook Series I and IR
Nations Variable Annuity Series II and IIR
Hartford Leaders Series I and IR
Hartford Leaders Solution Series I and IR
Hartford Leaders Elite Series I and IR
Hartford Leaders Access Series I and IR
Hartford Leaders Edge Series I and IR
Hartford Leaders Plus Series I and IR
Hartford Leaders Elite Plus Series I and IR
Hartford Leaders Solution Plus Series I and IR
Hartford Leaders Outlook Series I and IR
Hartford Leaders Elite Outlook Series I and IR
Hartford Leaders Solution Outlook Series I and IR

Schedule A (cont'd)

Products Funded by Separate Accounts (cont'd):
Huntington Hartford Leaders Outlook Series I
Hartford Leaders Vision Series I and IR
Classic Hartford Leaders Outlook Series I
Nations Outlook Variable Annuity Series I and IR
Nations Variable Annuity Series I
Stag Wall Street Variable Universal Life Series II
Stag Wall Street Variable Universal Life Series I
Stag Accumulator Variable Universal Life Series 1.5
Stag Accumulator Variable Universal Life Series I
Stag Protector Variable Universal Life Series 1.5
Stag Protector Variable Universal Life Series I
Stag Variable Life Last Survivor H Series II
Stag Variable Life Last Survivor II Series I
Stag Variable Life Last Survivor Series I
Stag Variable Life Series I
Stag Variable Life Artisan Series I
Stag Accumulator II Variable Universal Life
Stag Protector II Variable Universal Life
Hartford Quantum Life
Hartford Quantum II
Hartford Variable Universal Life Last Survivor
Hartford Leaders VUL Joint Legacy
Hartford Leaders VUL Liberty
Hartford Leaders VUL Legacy
Hartford Leaders 'VUL Joint Legacy II
Series III-D
Series III-WF

Effective as of: July 27, 2009

                            AIM VARIABLE INSURANCE FUNDS, INC.

                            By: /s/ John M. Zerr
                            Name: John M. Zerr
                            Title: Senior Vice President

                            A I M DISTRIBUTORS, INC.

                            By: /s/ John S. Cooper
                            Name: John S. Cooper
                            Title: President

                            HARTFORD LIFE INSURANCE COMPANY

                            By: /s/ James P. Van Etten
                            Name: James P. Van Etten
                            Title: Vice President

                            HARTFORD SECURITIES DISTRIBUTION
                            COMPANY, INC.

                            By: /s/ Robert Arena
                            Name: Robert Arena
                            Title: Exec. Vice President

AMENDMENT NO. 9
PARTICIPATION AGREEMENT
    The Participation Agreement (the "Agreement"), dated as of July 2, 1998, by and among AIM Variable Insurance Funds, a Delaware trust ("AVIF"); Invesco Aim Distributors, Inc., a Delaware corporation ("AIM"), Hartford Life Insurance Company, a Connecticut life insurance company, Harford Life and Annuity Insurance Company, a Connecticut life insurance company (collectively, "LIFE COMPANY") and Hartford Securities Distribution Company, Inc., a Connecticut corporation ("UNDERWRITER"), is hereby amended as follows:

1.The Agreement, and any applicable schedules hereby are amended to reflect the information set forth in Revised Schedule A attached hereto and made a part hereof. Revised Schedule A shall be deemed to be automatically amended based on the list of underlying funds (or series)of AVIF and the mutually acceptable class of shares thereof, if any, as reflected in Separate Account registration statements for the Life Company, as filed with the Securities and Exchange Commission from time to time.

2.This Amendment may be modified or amended, and the terms of this Amendment may be waived, only by a writing signed by the parties.

3.Except as herein above provided, all other terms and conditions set forth in the Agreement shall be and remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

4.This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

5.This Amendment may be executed in one or more counterparts each of which, when taken together, shall constitute a single instrument.

Effective as of October 19, 2009

                            AIM VARIABLE INSURANCE FUNDS, INC.

                            By: /s/ John M. Zerr
                            Name: John M. Zerr
                            Title: Senior Vice President

                            A I M DISTRIBUTORS, INC.

                            By: /s/ John S. Cooper
                            Name: John S. Cooper
                            Title: President

                            HARTFORD LIFE INSURANCE COMPANY

                            By: /s/ Robert Arena
                            Name: Robert Arena
                            Title: EVP

                            HARTFORD LIFE AND ANNUITY INSURANCE
                            COMPANY

                            By: /s/ Robert Arena
                            Name: Robert Arena
                            Title: SVP

                            HARTFORD SECURITIES DISTRIBUTION
                            COMPANY, INC.

                            By: /s/ Robert Arena
                            Name: Robert Arena
                            Title: EVP

Revised Schedule A
Funds Available Under the Contracts
All Series I and Series II portfolios of AIM Variable Insurance Funds

Separate Accounts:
Hartford Life Insurance Company Separate Account Two
Hartford Life Insurance Company Separate Account Seven
Hartford Life Insurance Company Separate Account Three
Hartford Life Insurance Company Separate Account VL I
Hartford Life Insurance Company Separate Account VL II
Hartford Life and Annuity Insurance Company Separate Account Seven
Hartford Life and Annuity Insurance Company Separate Account Three
Hartford Life and Annuity Insurance Company Separate Account VL I
Hartford Life and Annuity Insurance Company Separate Account VL II
ICMG Series III-B

Products Funded by Separate Accounts:
Hartford Leaders Series II, IIR, III, IV and V
The Director
Wells Fargo Leaders Series I, IR and II
Hartford Leaders / Chase Series I and II
Classic Hanford Leaders
Hartford Leaders Select
Huntington Hartford Leaders
Hartford Select Leaders Series V
Hartford Leaders Access Series II, 11R and III
Hartford Leaders Edge Series II, IIR and III
Hartford Leaders Plus Series II, IIR and III
Hartford Leaders Outlook Series II, IIR and III
Nations Outlook Variable Annuity Series II, IIR and III
Huntington Hartford Leaders Outlook Series II, IIR and III
Classic Hartford Leaders Outlook Series II, IIR and III
Wells Fargo Leaders Outlook Series I, IR and II
Hartford Leaders Select Outlook
Hartford Select Leaders Outlook Series III
Nations Variable Annuity Series III and IIIR
Hartford Leaders Epic Series I and IR
Hartford Leaders Epic Plus Series I and IR
Hartford Leaders Epic Outlook Series I and IR
Nations Variable Annuity Series II and IIR
Hartford Leaders Series I and IR
Hartford Leaders Solution Series I and IR
Hartford Leaders Elite Series I and IR

Revised Schedule A

Products Funded by Separate Accounts (coned):
Hartford Leaders Access Series I and IR
Hartford Leaders Edge Series I and IR
Hartford Leaders Plus Series I and IR
Hartford Leaders Elite Plus Series I and IR
Hartford Leaders Solution Plus Series I and IR
Hartford Leaders Outlook Series I and IR
Hartford Leaders Elite Outlook Series I and IR
Hartford Leaders Solution Outlook Series I and IR
Huntington Hartford Leaders Outlook Series I
Hartford Leaders Vision Series I and IR
Classic Hartford Leaders Outlook Series I
Nations Outlook Variable Annuity Series I and IR
Nations Variable Annuity Series I
Stag Wall Street Variable Universal Life Series II
Stag Wall Street Variable Universal Life Series I
Stag Accumulator Variable Universal Life Series 1.5
Stag Accumulator Variable Universal Life Series I
Stag Protector Variable Universal Life Series 1.5
Stag Protector Variable Universal Life Series I
Stag Variable Life Last Survivor II Series II
Stag Variable Life Last Survivor II Series I
Stag Variable Life Last Survivor Series I
Stag Variable Life Series I
Stag Variable Life Artisan Series I
Stag Accumulator II Variable Universal Life
Stag Protector II Variable Universal Life
Hartford Quantum Life
Hartford Quantum II
Hartford Variable Universal Life Last Survivor
Hartford Leaders VUL Joint Legacy
Hartford Leaders VUL Liberty
Hartford Leaders VUL Legacy
Hartford Leaders VUL Joint Legacy 11
Series III-D
Series III-WF

AMENDMENT NO. 10
PARTICIPATION AGREEMENT
    The Participation Agreement (the "Agreement"), dated as of July 2, 1998, by and among AIM Variable Insurance Funds, a Delaware trust ("AVIF"); Invesco Aim Distributors, Inc., a Delaware corporation ("AIM"), Hartford Life Insurance Company, a Connecticut life insurance company, Harford Life and Annuity Insurance Company, a Connecticut life insurance company (collectively, "LIFE COMPANY") and Hartford Securities Distribution Company, Inc., a Connecticut corporation ("UNDERWRITER"), is hereby amended as follows:
    WHEREAS, effective April 30, 2010, AIM Variable Insurance Funds will be renamed AIM Variable Insurance Funds (Invesco Variable Insurance Funds). All references to AIM Variable Insurance Funds will hereby be deleted and replaced with AIM Variable Insurance Funds (Invesco Variable Insurance Funds);
    WHEREAS, effective April 30, 2010, Invesco Aim Distributors, Inc. will be renamed Invesco Distributors, Inc. All references to Invesco Aim Distributors, Inc. will hereby be deleted and replaced with Invesco Distributors, Inc.
Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

SCHEDULE A

FUNDS AVAILABLE UNDER THE CONTRACTS

ALL SERIES I SHARES AND SERIES II SHARES OF AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
SEPARATE ACCOUNTS UTILIZING THE FUNDS
ALL SEPARATE ACCOUNTS UTILIZING THE FUNDS
CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
ALL CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS

    All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.
Effective: April 30, 2010.
                            AIM VARIABLE INSURANCE FUNDS, INC.
                            (INVESCO VARIABLE INSURANCE FUNDS)

                            By: /s/ John M. Zerr
                            Name: John M. Zerr
                            Title: Senior Vice President

                            INVESCO DISTRIBUTORS, INC.

                            By: /s/ John S. Cooper
                            Name: John S. Cooper
                            Title: President

                            HARTFORD LIFE INSURANCE COMPANY

                            By: /s/ Robert Arena
                            Name: Robert Arena
                            Title: Executive Vice President

                            HARTFORD LIFE AND ANNUITY INSURANCE
                            COMPANY

                            By: /s/ Robert Arena
                            Name: Robert Arena
                            Title: Executive Vice President

                            HARTFORD SECURITIES DISTRIBUTION
                            COMPANY, INC.

                            By: /s/ Robert Arena
                            Name: Robert Arena
                            Title: Executive Vice President

AMENDMENT NO. 11
to the
PARTICIPATION AGREEMENT
    The Participation Agreement (the "Agreement"), dated as of July 2, 1998, as amended, by and among AIM Variable Insurance Funds (Invesco Variable Insurance Funds), a Delaware trust ("Funds"); Invesco Distributors, Inc. a Delaware corporation ("Distributor"), Hartford Life Insurance Company, Harford Life and Annuity Insurance Company, both Connecticut life insurance companies (collectively, "Company") and Hartford Securities Distribution Company, Inc., a Connecticut corporation ("Underwriter"), is hereby amended as follows:
    WHEREAS, Hartford Life, Inc., an affiliate of Underwriter and Company, The Hartford Financial Services Group, Inc. ("Hartford"), also an affiliate of Underwriter and Company, and the Company on the one hand, and Prudential Financial Inc. ("Prudential") on the other hand entered into a Purchase and Sale Agreement dated September 27, 2012 pursuant to which Prudential agreed, inter alia, to acquire Hartford's individual life insurance business by means of certain reinsurance, administrative and other arrangements (such acquisition, the "Transaction");
    WHEREAS, pursuant to the Transaction, Hartford and Prudential also agreed that the principal underwriter functions for the individual variable life insurance ("VLI") policies covered by the Agreement would transfer to a Prudential-affiliated broker-dealer;
    WHEREAS, in addition to the VLI policies, the Agreement also covers certain variable annuity contracts, the principal underwriting functions of which are not being transferred to a Prudential-affiliated broker dealer;
    WHEREAS, the Parties now desire to amend the Agreement with this amendment (the "Amendment"), to add Pruco Securities LLC ("Pruco"), a New Jersey corporation, as a party under the Agreement, and
    WHEREAS, Pruco is a registered broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 (the "1934 Act") and is a member in good standing with the Financial Industry Regulatory Authority ("FINRA"), and
    WHEREAS, Pruco will serve as the principal underwriter of the VLI policies as of the effective date of this Amendment,
    NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, the Parties agree as follows:

1.Pruco is added as a party under the Agreement and the Agreement remains in full force and effect with Pruco serving as the principal underwriter of the VLI policies as of the effective date of this Amendment.

2.Pruco shall not be responsible or liable to the Funds, Underwriter, Distributor or Company, its affiliates, subsidiaries, officers, directors, employees, agents, representatives, assigns, or customers under the Agreement for any acts or omissions by Underwriter or Company its affiliates, subsidiaries, officers, directors, employees, agents, representatives, assigns, or customers with regards to the VLI policies prior to the effective date of this Amendment.

3. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment. All other terms and provisions of the Agreement not amended herein, including, but not limited to the indemnification provisions, shall remain in full force and effect and will apply to the terms of this Amendment as applicable.
    IN WITNESS WHEREOF, each of the Parties has caused their duly authorized officers to execute this Amendment as of _____________, 2014, and deemed effective on May 1, 2014.

                            AIM VARIABLE INSURANCE FUNDS, INC.
                            (INVESCO VARIABLE INSURANCE FUNDS)

                            By: /s/ John Zerr
                            Name: John Zerr
                            Title: General Counsel

                            INVESCO DISTRIBUTORS, INC.

                            By: /s/ Brian Thorp
                            Name: Brian Thorp
                            Title: Vice President

                            HARTFORD LIFE INSURANCE COMPANY

                            By:
                            Name:
                            Title:

                            HARTFORD LIFE AND ANNUITY INSURANCE
                            COMPANY

                            By:
                            Name:
                            Title:

                            HARTFORD SECURITIES DISTRIBUTION
                            COMPANY, INC.

                            By:
                            Name:
                            Title:

                            PRUCO SECURITIES LLC

                            By: /s/ Patrick L. Hynes
                            Name: Patrick L. Hynes
                            Title: Vice President

AMENDMENT NO, 12
to the
PARTICIPATION AGREEMENT
    This AMENDMENT, effective as of April 1, 2015, amends the Participation Agreement by and among AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the "Funds"), Invesco Distributors, Inc. (the "Distributor"), Hartford Life Insurance Company ("HLIC"), Hartford Life and Annuity Insurance Company ("HLAIC")(HLIC and HLAIC, both Connecticut life insurance companies, are individually and collectively referred to as the "Company"), Hartford Securities Distribution Company, Inc. (the "Underwriter") and Pruco Securities LLC ("Pruco") dated as of July 2, 1998 (as subsequently amended, the "Participation Agreement").
    WHEREAS, pursuant to the terms of the Participation Agreement, the Funds participate as investment options within variable life insurance products ("Products") issued by the Company and the Underwriter serves as distributor of the Products;
    WHEREAS, pursuant to the Agreement and/or other agreements ancillary thereto, the Distributor paid to the Company fees for distribution and/or administrative services performed in connection with the Contracts (defined below);
    WHEREAS, Hartford Life, Inc., an affiliate of the Company, and Hartford Financial Services Group, Inc. ("Hartford"), also an affiliate of the Company, on the one hand, and Prudential Financial, Inc. ("Prudential") on the other hand, entered into a Purchase and Sale Agreement, dated September 27, 2012, pursuant to which Prudential agreed, inter alia, to acquire Hartford's individual life insurance business, including the individual variable life insurance policies (the "Contracts"), by means of certain reinsurance, administrative and other arrangements (the "Transaction");
    WHEREAS, pursuant to the Transaction, The Prudential Insurance Company of America ("PICA") became the administrator of the Contracts, and effective as of May 1, 2014 the principal distribution functions for the Contracts transferred from the Underwriter to Pruco;
    WHEREAS, the parties now desire to amend the Participation Agreement to add PICA as a party to the Participation Agreement;
    NOW, THEREFORE, in consideration of the mutual promises herein and intending to be legally bound, the parties agree and hereby amend the Agreement as follows, as of the date hereof:

1.Without limiting the generality of anything contained elsewhere in the Agreement, the parties hereto acknowledge that actions described in the Agreement, or described in any Schedule to the Agreement, as being actions or duties to be taken or executed by the Company with respect to the Contracts may, in fact, be performed by PICA or its affiliates pursuant to written agreements between PICA and the Company or Hartford.

2.PICA shall be a party to the Participation Agreement

3.The parties hereby ratify the Company's designation of PICA as administrator of the Contracts and Pruco as the principal underwriter of the Contracts.

4.Notwithstanding anything to the contrary in the Agreement, the parties hereto agree that purchasing and redeeming shares or other equity interests in the Fund may be done through the NSCC FundSERV system. If the NSCC FundSERV system is unavailable, there is a malfunction in the NSCC FundSERV system or other malfunction that affects the aforementioned transactions, the parties shall follow any manual transaction procedures in the Agreement. Otherwise, the parties agree that trading shall be effected through manual trade tickets via fax or e-mail in the event of these circumstances.

5.The Distributor shall pay all distribution, and administrative services fees (including 12b-1 fees) related to the Contracts, as described in the Agreement, directly to Pruco for its services and as payment agent for PICA, to the extent that such distribution fees and administrative services fees relate to life insurance (and not variable annuity) Contracts.

6.PICA and Pruco shall not be responsible or liable to the Funds or Distributor, its affiliates, subsidiaries, officers, directors, employees, agents, representatives, assigns, or customers under the Agreement for any acts or omissions by the Company, its affiliates, subsidiaries, officers, directors, employees, agents, representatives, assigns, or customers with regards to the Contracts prior to the date hereof.

7.The parties agree that the terms herein amend the Participation Agreement only and do not affect the terms of any other agreement between the Distributor and the parties which do not relate to the Contracts.
All capitalized terms herein have the meanings ascribed in the Agreement unless otherwise defined in this amendment.
[Remainder of the Page Intentionally Left Blank]

This Amendment is entered into by the parties set forth below, to be effective as of the date written above.
                            AIM VARIABLE INSURANCE FUNDS, INC.
                            (INVESCO VARIABLE INSURANCE FUNDS)

                            By: /s/ John M. Zerr
                            Name: John M. Zerr
                            Title: Senior Vice President

                            INVESCO DISTRIBUTORS, INC.

                            By: /s/ Brian Thorp
                            Name: Brian Thorp
                            Title: Vice President

                            HARTFORD LIFE INSURANCE COMPANY

                            By: /s/ Chris Dagnault
                            Name: Chris Dagnault
                            Title: Assistant Vice President

                            HARTFORD LIFE AND ANNUITY INSURANCE
                            COMPANY

                            By: /s/ Chris Dagnault
                            Name: Chris Dagnault
                            Title: Assistant Vice President

                            HARTFORD SECURITIES DISTRIBUTION
                            COMPANY, INC.

                            By: /s/ Chris Dagnault
                            Name: Chris Dagnault
                            Title: Vice President

                            PRUCO SECURITIES LLC

                            By: /s/ [illegible]
                            Name: [illegible]
                            Title: President

                            THE PRUDENTIAL INSURANCE COMPANY
                            OF AMERICA

                            By: /s/ [illegible]
                            Name: [illegible]
                            Title: Vice President